SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)

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Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

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[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d) (1))

[X] Definitive Information Statement

DIGITAL COMMERCE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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DIGITAL COMMERCE INTERNATIONAL, INC.

362 Industrial Park, Unit 6

Middletown, Connecticut 06457

March 11, 2002

Dear Stockholder:

On December 11, 2001, the following three resolutions were adopted in lieu of a Special Meeting by consent of the holders of a majority of the outstanding shares of common stock of Digital Commerce International, Inc. (the "Company"), acting pursuant to Section 228 of the General Corporation Law of the State of Delaware the stockholders approved:

  the filing of one or more amendments to the Company's Certificate of Incorporation which will (i) change our name to "NetCare Health Group, Inc." (ii) increase the number of authorized shares of common stock, $.001 par value, from 30,000,000 to 1,000,000,000 shares; (iii) authorize up to 5,000,000 shares of a new class of undesignated Preferred stock ("Blank Check Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of Preferred stock, and (iv) to effect a reverse stock split of the outstanding shares of the Company's common stock of not less than one for 10 and not more than one for 40, subject to the discretion of the Board of Directors.

  the Company's adoption of the 1999 Employee Stock Option Plan which provides for the issuance of options to purchase up to 4,000,000 shares of common stock and the 2001 Employee Stock Option Plan which provides for the issuance of options to purchase up to 15,000,000 shares of common stock.

  the selection of the accounting firm of Marks Paneth & Shron LLP as the Company's auditors for the year ending October 31, 2001.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of common stock of the Company. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date which is 21 days after this Information Statement was first sent to stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

The Information Statement is first being mailed to stockholders of the Company on or about March 11, 2002. Only stockholders of record at the close of business on February 26, 2002 will be entitled to receive the Information Statement.

By Order of the Board of Directors

/s/ John W. Combs

John W. Combs, Secretary

March 11, 2002

DIGITAL COMMERCE INTERNATIONAL, INC.

362 Industrial Park, Unit 6

Middletown, Connecticut 06457

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this Information Statement to inform you of the adoption of various resolutions on December 11, 2001 by consent of the holders of a majority of the outstanding shares of common stock of the Company acting in lieu of a special meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware. Pursuant to such resolutions, Digital Commerce International, Inc. (the "Company"), the stockholders approved:

  the filing of one or more amendments to the Company's Certificate of Incorporation which will (i) change our name to "NetCare Health Group, Inc." (ii) increase the number of authorized shares of common stock, $.001 par value, from 30,000,000 to 1,000,000,000 shares; (iii) authorize up to 5,000,000 shares of a new class of undesignated preferred stock ("Blank Check Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of preferred stock, and (iv) to effect a reverse stock split of the outstanding shares of the Company's common stock of not less than one for 10 and not more than one for 40, subject to the discretion of the Board of Directors.

  the Company's adoption of the 1999 Employee Stock Option Plan which provides for the issuance of options to purchase up to 4,000,000 shares of common stock and the 2001 Employee Stock Option Plan which provides for the issuance of options to purchase up to 15,000,000 shares of common stock.

  the selection of the accounting firm of Marks Paneth & Shron LLP as the Company's auditors for the year ending October 31, 2001.

The adoption of the foregoing resolutions will become effective 21 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

BACKGROUND INFORMATION

Description of the Transaction

Pursuant to the amended and restated plan of reorganization (the "Plan") dated January 31, 2002 by and among Digital Commerce International, Inc. (the "Company"), Digital HealthCare Services, Inc., the Company's wholly-owned subsidiary ("Digital"), NetCare Health Services, Inc. ("NetCare") and RXLTC.com, LLC, Digital merged with and into NetCare on January 31, 2002. Pursuant to the Plan, the shares of common stock of NetCare are being converted into 70% of the shares of common stock of the Company on a fully-diluted basis less any shares issuable in connection with a debt financing of up to $600,000 by NetCare in the first quarter of 2002. In the event that the Company consummates an additional equity financing introduced by management of the Company, prior to May 31, 2002, then RXLTC.com, LLC, the prior stockholder of NetCare shall surrender to the Company for cancellation the number of shares of common stock issuable in connection with such financing until the Company receives financing of up to $2,000,000, but the total amount of dilution to RXLTC.com, LLC shall not be in excess of 19% of the number of shares of common stock outstanding for a total of $2,000,000 financing.

The resolutions adopted by the stockholders of Digital Commerce International, Inc. were adopted in anticipation of the closing of the merger and the Company shall effect the reverse stock split prior to the issuance of the shares of common stock to RXLTC.com, LLC.

Summary Historical Financial Data

Set forth below are certain summary historical financial data for NetCare Health Services, Inc. for the periods and as of the dates indicated. The historical financial data is derived from, and should be read in conjunction with, the financial statements of NetCare Health Services, Inc. including the notes thereto, appearing elsewhere in this Information Statement.

<table>
	Year Ended December 31, 2000	Ten Months Ended October 31, 2000 (unaudited)	Ten Months Ended October 31, 2001 (unaudited)
Statement of Operations Data:
Revenues	$ 6,052,542	$ 5,033,296	$6,646,089
Cost of sales	4,256,907	3,576,960	4,340,794
Gross profit	1,795,635	1,456,336	2,305,295
Operating, general and administrative expenses	2,105,854	1,754,735	1,880,854
Income (loss) before interest, taxes, depreciation and amortization	(310,219)	(298,399)	424,441
Depreciation expense	18,464	13,710	23,934
Interest expense	49,244	36,957	55,928
Income (loss) before taxes	(377,927)	(349,066)	344,579
Income tax expense (benefit)	(141,723)	(130,900)	130,045
Net income (loss)	$ (236,204)	$ (218,166)	$ 214,534

Balance Sheet Data:
	December 31, 2000	October 31, 2001 (unaudited)
Cash	$ 16,204	$ 178,459
Working Capital	$ 455,997	$ 630,856
Total Assets	$ 1,798,900	$1,780,726
Current Liabilities	$ 1,203,520	$1,032,745
Total Liabilities	$ 1,741,913	$1,509,205
Shareholders' equity	$ 56,987	$ 271,521

</table>

Summary Pro Forma Combined Financial Data

Set forth below, are certain unaudited pro forma combined summary financial data for NetCare Health Services, Inc. and Digital Commerce International, Inc. for the periods, and as of the dates, indicated. These pro forma combined data have been prepared to illustrate the estimated effect of the acquisition of the capital stock of NetCare Health Services, Inc. The pro forma combined statements of operations give pro forma effect to the transaction as if it had occurred on November 1, 2000. The pro forma combined balance sheet data at October 31, 2001 gives pro forma effect to the transaction as if it had occurred on October 31, 2001. The pro forma combined financial data do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had the transaction been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based on available information and certain assumptions that the Company believes are reasonable. The historical financial data is derived from, and should be read in conjunction with the financial statements of NetCare Health Services, Inc., including the notes thereto, appearing elsewhere in this Information Statement.

<table>

Unaudited Pro Forma Combined Statement of Operations Data:

For the year ended October 31, 2001
	Digital Commerce International, Inc.	NetCare Health Services, Inc.	Adjustments	Combined

Revenue	$15,010	$7,665,335	$(15,010)	$7,665,335
Cost of Sales	-	5,020,741	-	5,020,741
Gross Profit	15,010	2,644,594	(15,010)	2,644,594
Operating, general and administrative expenses	1,783,455	2,231,974	(1,783,455)	2,231,974
Income (loss) before interest, taxes,	(1,768,445)	412,620	1,768,445	412,620
depreciation and amortization
Depreciation expense	17,291	28,688	(17,291)	28,688
Interest	7	68,214	(7)	68,214
Income(loss) before taxes	(1,785,743)	315,718	1,785,743	315,718
Income tax expense (benefit)	-	119,222	-	119,222

Net income (loss)	$(1,785,743)	$196,496	$1,785,743	$196,496

Pro forma net income (loss) per common share:
Basic	($0.09)	$196.50	-	-
Diluted	($0.09)	$196.50	-	-

Pro forma weighted average common shares:
Basic	19,341,627	1,000	-	1,098,310,977
Diluted	19,341,627	1,000	-	1,098,310,977

</table>

Unaudited Pro Forma Combined Statement of Operations Data

<table>

For the year ended October 31, 2000
	Digital Commerce International, Inc.	NetCare Health Services, Inc.	Adjustments	Combined

Revenue	$140,145	$5,033,296	$(140,145)	$5,033,296
Cost of Sales	-	3,576,960	-	3,576,960
Gross Profit	140,145	1,456,336	(140,145)	1,456,336
Operating, general and administrative expenses	2,370,794	1,797,629	(2,370,794)	1,797,629
Income (loss) before interest, taxes,	(2,230,649)	(341,293)	2,230,649	(341,293)
depreciation and amortization
Depreciation expense	21,219	13,710	(21,219)	13,710
Interest	29,301	36,957	(29,301)	36,957
Income(loss) before taxes	(2,281,169)	(391,960)	2,281,169	(391,960)
Income tax expense (benefit)		(146,985)		(146,985)

Net income (loss)	$(2,281,169)	$(244,975)	$2,281,169	$(244,975)

Pro forma net income (loss) per common share:
Basic	($0.17)	($244.98)		(.01)
Diluted	($0.17)	($244.98)		(.01)

Pro forma weighted average common shares:
Basic	13,219,326	1,000	-	44,064,420
Diluted	13,219,326	1,000	-	44,064,420

</table>

Unaudited Pro Forma Combines Balance Sheet Data:

<table>
October 31, 2001			Adjustments
	Digital Commerce International, Inc.	NetCare Health Services, Inc.	(1)(2)(3)	Combined

Cash	$-	$178,459	$-	$178,459
Other current assets	365,000	1,485,142	(365,000)	1,485,142
Total current assets	365,000	1,663,601	(365,000)	1,663,601
Total assets	-	1,780,726	-	1,780,726

Current liabilities	187,257	1,032,745	(187,257)	1,032,745
Other liabilities	-	476,460	-	476,460
Total liabilities	187,257	1,509,205	(187,257)	1,509,205

Shareholders' equity	$177,743	$271,521	$(177,743)	$271,521

</table>

  The acquisition of the capital stock of NetCare has been accounted for as a reverse acquisition (recapitalization)of NetCare with NetCare being treated as the surviving entity.

(2) The pro forma adjustments assume that just prior to the acquisition of the capital stock of NetCare, all of the assets of Digital Commerce International, Inc. are used to satisfy the liabilities of the Company.

(3) The pro forma adjustments assume that, along with the pre-transaction disposition of all of the assets and liabilities of Digital Commerce International, Inc., there will be no operations of its business subsequent to the transaction.

(4) Pro forma net income per common share for 2001 assumed that all subscriptions were outstanding as of the beginning of the year.

Description of NetCare Health Services, Inc.

General

NetCare is a provider of pharmacy services to long-term care institutions such as skilled nursing facilities. NetCare provides distribution of pharmaceuticals, related pharmacy consulting and data management services to long-term care facilities. As a provider of pharmacy services, NetCare purchases, repackages and dispenses pharmaceuticals, both prescription and non-prescription, and provides computerized medical record-keeping and third-party billing for residents in such facilities. NetCare also provides consultant pharmacist services, including evaluating residents' drug therapy, monitoring the control, distribution and administration of drugs within the nursing facility and assisting in compliance with state and federal regulations. In addition, NetCare provides ancillary services, such as infusion therapy, wound therapy, ostomy and urological care. At December 31, 2001, NetCare provided these services to approximately 1,700 residents in approximately 18 long-term care facilities in New York and Connecticut. NetCare intends to expand its operations to provide pharmacy services in New Jersey, Kentucky and Ohio. In March 2002, NetCare suspended service to approximately 900 residents in homes operated by Lexington HealthCare Group, Inc. NetCare believes that the number of residents serviced may be permanently reduced based upon current discussions with Lexington HealthCare Group, Inc., which is reorganizing its operations. As of December 31, 2001, approximately 60% of the residents serviced by NetCare were in nursing facilities owned or operated by Lexington HealthCare Group, Inc.

Industry Background

Institutional pharmacies purchase, repackage and distribute pharmaceuticals to residents of long-term care facilities such as skilled nursing facilities, assisted living facilities and other institutional health care settings. Unlike hospitals, most long-term care facilities do not have on-site pharmacies, but depend instead on outside sources to provide the necessary products and services. In response to a changing regulatory environment and other factors, the sophistication and scope of services required by long-term care facilities has increased dramatically in recent years. In addition to providing pharmaceuticals, institutional pharmacies provide consultant pharmacy services. Complete pharmacy services include monitoring the control, distribution and administration of drugs within the long-term care facility and assisting in compliance with applicable regulations, as well as therapeutic monitoring and drug utilization review services. With the average long-term care facility patient taking seven to nine medications per day, high quality, cost-efficient systems for dispensing and monitoring patient drug regimens are critical. The institutional pharmacy has a significant role with respect to the effectiveness and cost of care.

Based on data from industry sources, NetCare estimates that the U.S. market for pharmacy services (including consulting services and related supplies) in long-term care and assisted living facilities was over $8.0 billion for the year 2000. NetCare believes that the market growth is primarily attributable to three factors.

First, the number of long-term care facility residents is rising as a result of demographic trends. According to the Administration on the Aging, it is estimated that by the year 2030, the number of Americans who will be 85 or older, the segment of the population that comprises the largest percentage of residents at long-term care facilities, will triple. In addition, with advances in medication and methods, patients are using medication at earlier ages.

Second, long-term care facility residents are taking an increasing number of medications per day. This increase is due to (i) advances in medical technology which have resulted in the availability of new drug therapy regimens and (ii) the generally higher acuity levels of residents as a result of both payors' efforts to have care delivered in the lowest cost setting and the generally older, and consequently sicker, population of long-term care facility residents.

Third, hospitals are discharging patients earlier due to funding pressures and cost containment efforts. The result is an increasing number of patients receiving care outside of traditional hospitals in alternative setting such as long-term care facilities.

Business Strategy

NetCare's strategy is to become a leading provider of pharmacy related services in each of its markets by offering high quality cost effective services. NetCare intends to accomplish its goal by:

  expanding the services that NetCare offers to its existing clients; and

  increasing the number of facilities which NetCare services through an increased effort on sales and marketing and through the acquisition of other health care service providers.

Expanding the services NetCare offers to its existing clients.

NetCare intends to leverage its existing client relationships by offering additional pharmacy related services. NetCare intends to offer the following services.

Business Consulting and Pharmacy Cost Management

NetCare believes that it can offer management systems to its clients to reduce their pharmacy costs, achieve efficiencies and increase productivity.

Nutritional Services

NetCare intends to provide client facilities with registered dieticians and nutrition support certified nurses.

Sales and Marketing Support Services

NetCare intends to develop a program to monitor its infusion therapy program by indentifying payors, referral sources and activities known to have a successful track record. NetCare will assist clients in marketing infusion therapy programs to discharge planners, nursing agency directors, admitting physicians and managed care payors.

Reimbursement Services

NetCare intends to offer consulting services to ensure that health outcomes are maximized while costs are minimized. NetCare's consultants will monitor regulatory standards and reimbursement procedures custom designed for the client facility.

Diagnostic Services

NetCare intends to offer diagnostic services to its clients including mobile x-rays, electrocardiograms and ultra sound (echocardiograms).

Durable Medical Equipment

NetCare intends to sell and lease durable medical equipment including respiratory equipment, wheelchairs and oxygen concentrators.

Increasing the number of facilities which NetCare services.

Pursuing Acquisitions

NetCare believes that the health care service industry is fragmented. NetCare intends to pursue a growth strategy that includes acquisitions in target markets. NetCare also intends to utilize acquisitions to increase its geographic markets.

Pursuing Strategic Alliances

NetCare intends to pursue relationships with health care providers, pharmaceutical companies, and other health care service providers to assist it in marketing its products and services.

Assisted Living Facilities

NetCare intends to aggressively market its products and services to assisted living facilities in its present and new geographic areas.

Increasing Sales and Marketing

NetCare intends to place an increased emphasis on sales and marketing programs targeted to health care management companies. NetCare intends to develop a company brochure, advertise in trade publications, prepare promotional literature, participate in trade shows and increase its sales and marketing staff.

Pharmacy Services

NetCare purchases, repackages and dispenses prescription and non-prescription medication in accordance with physician orders and delivers such prescriptions to the nursing facility for administration to individual residents by the facility's nursing staff. NetCare maintains a 24-hour, seven-day per week, on-call pharmacist service for emergency dispensing and delivery or for consultation with the facility's staff or the resident's attending physician.

Upon receipt of a prescription, the relevant resident information is entered into NetCare's computerized dispensing and billing systems. At that time, the dispensing system checks the prescription for any potentially adverse drug interactions or resident sensitivity. When required or specifically requested by the physician or patient, branded drugs are dispensed; generic drugs are substituted in accordance with applicable state and federal laws and as requested by the physician or resident. NetCare also provides therapeutic interchange, with physician approval, in accordance with its pharmaceutical care guidelines.

NetCare provides a "unit dose" distribution system. Most of its prescriptions are filled utilizing specialized unit-of-use packaging and delivery systems. Maintenance medications are provided in accordance with patient requirements utilizing either a box unit dose system or unit dose punch card system. NetCare believes that the unit dose system, preferred over the bulk delivery systems employed by retail pharmacies, improves control over drugs in the nursing facility and improves resident compliance with drug therapy by increasing the accuracy and timeliness of drug administration.

Integral to NetCare's drug distribution system is its computerized medical records and documentation system. NetCare provides to the facility computerized medication administration records and physician's order sheets and treatment records for each resident. Data extracted from these computerized records is also formulated into monthly management reports on resident care and quality assurance. NetCare believes the computerized documentation system, in combination with the unit dose drug delivery system, results in greater efficiency in nursing time, improved control, reduced drug waste in the facility and lower error rates in both dispensing and administration. NetCare believes these benefits improve drug efficacy and result in fewer drug-related hospitalizations.

Consultant Pharmacist Services

Federal and state regulations generally require that long-term care facilities, in addition to providing a source of pharmaceuticals, retain consultant pharmacist services to monitor and report on prescription drug therapy in order to maintain and improve the quality of resident care. The Omnibus Budget Reconciliation Act ("OBRA") implemented in 1990 seeks to further upgrade and standardize care by setting forth more stringent standards relating to planning, monitoring and reporting on the progress of prescription drug therapy as well as facility-wide drug usage. NetCare provides consultant pharmacist services which help clients comply with the federal and state regulations applicable to nursing homes. The services offered by NetCare's consultant pharmacists include:

comprehensive, monthly drug regimen reviews for each resident in the facility to assess the appropriateness and efficacy of drug therapies, including a review of the resident's medical records, monitoring drug reactions to other drugs or food, monitoring lab results and recommending alternate therapies or discontinuing unnecessary drugs;

participation on the pharmacy and therapeutics, quality assurance and other committees of client facilities as well as periodic involvement in staff meetings;

monitoring and monthly reporting on facility-wide drug usage;

development and maintenance of pharmaceutical policy and procedures manuals; and

assistance to the nursing facility in complying with state and federal regulations as they pertain to patient care.

Additionally, NetCare offers a specialized line of consulting services which help long-term care facilities to enhance care and reduce and contain costs as well as to comply with state and federal regulations. Under this service line, NetCare provides:

data required for OBRA and other regulatory purposes, including reports on psycho tropic drug usage (chemical restraints), antibiotic usage (infection control) and other drug usage;

plan of care programs which assess each patient's state of health upon admission and monitor progress and outcomes using data on drug usage as well as dietary, physical therapy and social service inputs;

counseling related to appropriate drug usage and implementation of drug protocols;

on-site educational seminars for the nursing facility staff on topics such as drug information relating to clinical indications, adverse drug reactions, drug protocols and special geriatric considerations in drug therapy, and information and training on intravenous drug therapy and updates on OBRA and other regulatory compliance issues;

mock regulatory reviews for nursing staffs; and

nurse consultant services and consulting for dietary, social services and medical records.

Ancillary Services.

NetCare provides the following ancillary products and services to long-term care facilities:

Infusion Therapy Products and Services.

With cost containment pressures in health care, nursing facilities are called upon to treat moderately acute, but stabilized patients that would otherwise be treated in the more costly hospital environment, provided that the nursing staff and pharmacy are capable of supporting higher degrees of acuity. NetCare provides infusion therapy support services for such client facilities. Infusion therapy consists of the product (a nutrient, antibiotic or other drugs in solution) and the intravenous administration of the product.

NetCare prepares the product to be administered, where required, using proper equipment in the appropriate environment and then delivers the product to the nursing home for administration by the nursing staff. NetCare utilizes a nursing agency to supply nurses to provide infusion therapy to its client facilities. Proper administration of intravenous ("IV") drug therapy requires a highly trained nursing staff. NetCare's consultant pharmacists and nurse consultants operate an education and certification program on IV therapy to assure proper staff training and compliance with regulatory requirements in client facilities offering an IV program.

By providing an infusion therapy program, NetCare enables its client facilities to admit and retain patients who otherwise would need to be cared for in an acute-care facility. The most common infusion therapies NetCare provides are total parenteral nutrition, antibiotic therapy, pain management and hydration.

Wound, Urological and Ostomy Management

NetCare provides wound care, urological and ostomy programs designed to aid each facility in their quality of care, while minimizing the facility expenses. NetCare provides information and support for all of its products and services through its team of Medicare Part B specialists. These specialists work directly with each facility to capture all possible Medicare Part B reimbursable products, advise on more cost-effective measures, and to answer any questions regarding patient care. NetCare provides a variety of medical supplies for Medicare Part B reimbursement. NetCare's inventory maintains a constant turnover and consists of the latest in specialized high quality wound dressings, urological and ostomy supplies. Monthly, its specialists visit each facility to evaluate the resident's medical chart and obtain the most recent information.

Materials/Supply.

NetCare purchases pharmaceuticals through a wholesale distributor with whom NetCare has a prime vendor contract, at prices based primarily upon contracts negotiated by NetCare directly with pharmaceutical manufacturers. For the year ended December 31, 2001, NetCare purchased substantially all of its pharmaceutical supplies from such supplier. NetCare also is a member of industry buying groups which contract with manufacturers for discounted prices based on volume which are passed through to NetCare by its wholesale distributor. NetCare has numerous sources of supply available to it and has not experienced any difficulty in obtaining pharmaceuticals or other products and supplies used in the conduct of its business.

Patents and Trademarks

NetCare's business operations are not dependent upon any material patents or trademarks.

Inventories

NetCare seeks to maintain adequate on-site inventories of pharmaceuticals to ensure prompt delivery service to its customers. NetCare's primary wholesale distributor also maintains local warehousing in the geographic markets in which NetCare operates.

Competition

By its nature, the long-term care pharmacy business is highly regionalized and, within a given geographic region of operations, highly competitive. In the geographic regions it serves, NetCare competes with numerous local retail pharmacies, local and regional institutional pharmacies and pharmacies owned by long-term care facilities. NetCare competes in these markets on the basis of quality, cost-effectiveness and the increasingly comprehensive and specialized nature of its services, along with the clinical expertise, pharmaceutical technology and professional support NetCare offers. NetCare believes that it competes favorably in these respects.

Customers

At December 31, 2001, NetCare provided pharmacy related services to approximately 1,700 residents in approximately 18 long-term care facilities and other institutional healthcare settings. Of the 18 facilities eight are owned or managed by Lexington HealthCare Group, Inc. In March 2002, NetCare suspended service to approximately 900 residents in homes operated by Lexington HealthCare Group, Inc. NetCare believes that the number of residents serviced may be permanently reduced based upon current discussions with Lexington HealthCare Group, Inc., which is reorganizing its operations. For the year ended December 31, 2001, 60% of the residents serviced by NetCare were under the control of Lexington HealthCare Group. For some of NetCare's services, NetCare has entered into contracts, as is typical in the industry, which are generally for a period of three years.

Government Regulation

Institutional pharmacies, as well as the long-term care facilities they serve, are subject to extensive federal, state and local regulation. These regulations cover required qualifications, day-to-day operations, reimbursement and the documentation of activities. NetCare continuously monitors the effects of regulatory activity on its operations.

Licensure, Certification and Regulation. States generally require that companies operating a pharmacy within the state be licensed by the state board of pharmacy. NetCare currently has pharmacy licenses for its pharmacy. NetCare's pharmacy holds the requisite pharmacy licenses. In addition, NetCare's pharmacy is registered with the appropriate state and federal authorities pursuant to statutes governing the regulation of controlled substances.

Client long-term care facilities are also separately required to be licensed in the states in which they operate and, if serving Medicare or Medicaid patients, must be certified to be in compliance with applicable program participation requirements. Client facilities are also subject to the nursing home reforms of the Omnibus Budget Reconciliation Act of 1987, which imposed strict compliance standards relating to quality of care for nursing home operations, including vastly increased documentation and reporting requirements. In addition, pharmacists, nurses and other health care professionals who provide services on NetCare's behalf are in most cases required to obtain and maintain professional licenses and are subject to state regulation regarding professional standards of conduct.

Federal and State Laws Affecting the Repackaging, Labeling and Interstate shipping of Drugs. Federal and state laws impose certain repackaging, labeling and package insert requirements on pharmacies that repackage drugs for distribution beyond the regular practice of dispensing or selling drugs directly to patients at retail outlets. A drug repackager must register with the Food and Drug Administration ("FDA") as a manufacturing establishment, and is subject to FDA inspection for compliance with relevant good manufacturing practices ("GMPs"). NetCare holds all required registrations and licenses, and NetCare believes its repackaging operations are in compliance with applicable state and federal GMP requirements. In addition, NetCare believes it complies with all relevant requirements of the Prescription Drug Marketing Act for the transfer and shipment of pharmaceuticals.

State Laws Affecting Access to Services. Some states have enacted "freedom of choice" or "any willing provider" requirements as part of their state Medicaid programs or in separate legislation. These laws and regulations may prohibit a third-party payor from restricting the pharmacies from which their participants may purchase pharmaceuticals. Similarly, these laws may preclude a nursing facility from requiring their patients to purchase pharmacy or other ancillary medical services or supplies from particular providers that deal with the nursing home. Such limitations may increase the competition which NetCare faces in providing services to nursing facility residents.

Medicare and Medicaid. The nursing home pharmacy business has long operated under regulatory and cost containment pressures from state and federal legislation primarily affecting Medicaid and, to a lesser extent, Medicare.

As is the case for nursing home services generally, NetCare receives reimbursement from the Medicaid and Medicare programs, directly from individual residents (private pay), and from other payors such as third-party insurers. NetCare believes that its reimbursement mix is in line with national expenditures for pharmaceutical services in nursing homes. For the year ended December 31, 2001, NetCare's payor mix was approximately as follows: 11 % private pay and long-term care facilities, 80% Medicaid and Medicare(including direct billing for medical supplies) and 9% other private sources.

For those patients who are not covered by government-sponsored programs or private insurance, NetCare generally directly bills the patient or the patient's responsible party on a monthly basis. Depending upon local market practices, NetCare may alternatively bill private patients through the nursing facility. Pricing for private pay patients is based on prevailing regional market rates or "usual and customary" charges.

The Medicaid program is a cooperative federal-state program designed to enable states to provide medical assistance to aged, blind, or disabled individuals, or members of families with dependent children whose income and resources are insufficient to meet the costs of necessary medical services. State participation in the Medicaid program is voluntary. To become eligible to receive federal funds, a state must submit a Medicaid "state plan" to the Secretary of the Department of Health and Human Services ("HHS") for approval. The federal Medicaid statute specifies a variety of requirements which the state plan must meet, including requirements relating to eligibility, coverage of services, payment and administration.

The Medicare program is a federally funded and administered health insurance program for individuals age 65 and over or who are disabled. The Medicare and Medicaid programs are subject to statutory and regulatory changes, retroactive and prospective rate adjustments, administrative rulings, executive orders and freezes and funding reductions, all of which may adversely affect NetCare's business. There can be no assurance that payments for pharmaceutical supplies and services under the Medicare and Medicaid programs will continue to be based on current methodologies or remain comparable to present levels. In this regard, NetCare may be subject to rate reductions as a result of federal budgetary or other legislation related to the Medicare and Medicaid programs. In addition, various state Medicaid programs periodically experience budgetary shortfalls which may result in Medicaid payment reductions and delays in payment to NetCare.

In addition, the failure, even if inadvertent, of NetCare and/or its client institutions to comply with applicable reimbursement regulations could adversely affect NetCare's business. Additionally, changes in such reimbursement programs or in regulations related thereto, such as reductions in the allowable reimbursement levels, modifications in the timing or processing of payments and other changes intended to limit or decrease the growth of Medicaid and Medicare expenditures, could adversely affect NetCare's business.

NetCare is subject to federal and state laws which govern financial and other arrangements between health care providers. These laws include the federal anti-kickback statute, which prohibits, among other things, knowingly and willfully soliciting, receiving, offering or paying any remuneration directly or indirectly in return for or to induce the referral of an individual to a person for the furnishing of any item or service for which payment may be made in whole or in part under federal health care programs. Many states have enacted similar statutes which are not necessarily limited to items and services for which payment is made by federal health care programs. Violations of these laws may result in fines, imprisonment, and exclusion from the federal programs or other state-funded programs. Federal and state court decisions interpreting these statutes are limited, but have generally construed the statutes to apply if "one purpose" of remuneration is to induce referrals or other conduct within the statute.

Other provisions in the Social Security Act and in other federal and state laws authorize the imposition of penalties, including criminal and civil fines and exclusions from participation in Medicare and Medicaid, for false claims, improper billing and other offenses.

In addition, a number of states have undertaken enforcement actions against pharmaceutical manufacturers involving pharmaceutical marketing programs, including programs containing incentives to pharmacists to dispense one particular product rather than another. These enforcement actions arose understate consumer protection laws which generally prohibit false advertising, deceptive trade practices, and the like.

NetCare believes its contract arrangements with other health care providers, its pharmaceutical suppliers and its pharmacy practices are in compliance with applicable federal and state laws. There can be no assurance that such laws will not, however, be interpreted in the future in a manner inconsistent with its interpretation and application.

It is uncertain at this time what additional health care reform initiatives, including a Medicare prescription drug benefit, if any, will be implemented, or whether there will be other changes in the administration of governmental healthcare programs or interpretations of governmental policies or other changes affecting the health care system. There can be no assurance that future healthcare or budget legislation or other changes will not have an adverse effect on NetCare's business.

Health Information Practices

The Federal Health Insurance Portability and Accountability Act of 1996 ("HIPAA") authorized the Secretary of the Federal Department of Health and Human Services to issue standards for the privacy and security of medical records and other individually identifiable patient data. HIPAA requirements apply to health plans, healthcare providers and healthcare clearinghouses that transmit health information electronically. Regulations adopted to implement HIPAA also require that business associates acting for or on behalf of these HIPAA-covered entities be contractually obligated to meet HIPAA standards. Regulations setting standards for the format of electronic transactions became effective in October 2000.

Although HIPAA was intended ultimately to reduce administrative expenses and burdens faced within the healthcare industry, NetCare believes the law will initially bring about significant and, in some cases, costly changes. HHS has released two rules to date mandating the use of new standards with respect to certain healthcare transactions and health information. The first rule requires the use of uniform standards for common healthcare transactions, including healthcare claims information, such as pharmacy claims, plan eligibility, referral certification and authorization, claims status, plan enrollment and disenrollment, payment and remittance advice, plan premium payments and coordination of benefits, and it establishes standards for the use of electronic signatures. HHS finalized the new transaction standards on August 17, 2000, and NetCare, as well as its nursing facility clients, will be required to comply with them by October 16, 2002.

Second, HHS developed new standards relating to the privacy of individually identifiable health information. In general, these regulations restrict the use and disclosure of medical records and other individually identifiable health information held or disclosed by health care providers and other affected entities in any form, whether communicated electronically, on paper, or orally, subject only to limited exceptions. In addition, the regulations provide patients with significant new rights to understand and control how their health information is used. These regulations do not preempt more stringent state laws and regulations that may apply to NetCare. The privacy standards were issued on December 28, 2000, with an effective date of April 14, 2001, and a compliance date of April 14, 2003. In addition, HHS amended the final rule to allow additional public comment on the rule prior to the April 14, 2001 effective date. Congress and the Bush Administration are taking a careful look at the regulations, but NetCare does not know whether it will change the privacy standards or its compliance date.

Rules governing the security of health information have been proposed but have not yet been issued in final form. Once issued in final form, affected parties will have approximately two years to be fully compliant. Sanctions for failing to comply with HIPAA include criminal penalties and civil sanctions.

NetCare is evaluating the effect of HIPAA. At this time, NetCare anticipates that it will be able to fully comply with those HIPAA requirements that have been adopted. However, NetCare cannot at this time estimate the cost of such compliance, nor can NetCare estimate the cost of compliance with standards that have not yet been finalized by HHS or which may be revised. The new and proposed health information standards are likely to have a significant effect on the manner in which NetCare handles health data and communicate with payors. NetCare cannot assure you that any inability to comply with existing or future standards, or the cost of its compliance with such standards, will not have a material adverse effect on its business, financial condition or results of operations.

The Office of the Inspector General of the U.S. Department of Health and Human Services has issued guidance to various sectors of the healthcare industry to help providers design effective voluntary compliance programs to prevent fraud, waste and abuse in healthcare programs, including Medicare and Medicaid.

Environmental Matters

In operating its facilities, historically NetCare has not encountered any major difficulties in effecting compliance with applicable pollution control laws. No material capital expenditures for environmental control facilities are expected. While NetCare cannot predict the effect which any future legislation, regulations, or interpretations may have upon its operations, NetCare does not anticipate any changes that would have a material adverse impact on its operations.

Sales and Marketing

NetCare believes that the sales and marketing skills of its employees have been instrumental in its growth to date and will be critical to its future success. NetCare emphasizes to its employees the importance of patient base growth and retention by providing quality service to health care facilities and their patients. The sales representatives employed by NetCare include registered pharmacists who market all of its services and products and are responsible for maintaining and expanding its relationships with institutional health care facilities. NetCare's personnel are instructed on methods of serving the institutional health care facilities by counseling them on new procedures and medical technologies. NetCare emphasizes the cross-marketing of all its products to health care facilities with which its salespeople have already developed professional relationships.

Employees

As of December 31, 2001, NetCare employed 20 persons on a full-time basis including one executive officer, one administrative personnel and 18 service providers. As of February 28, 2002, NetCare employed 13 persons on a full time basis. None of NetCare's employees is a member of a labor union. NetCare considers its relationship with its employees to be good. NetCare is reviewing cost savings measures with respect to its employee expenses.

Property

NetCare leases a 9,400 square foot facility in Middletown, Connecticut at a monthly rental of $8,000 per month. The lease expires in December 2009.

Legal Proceedings

There are no material legal proceedings pending or, to NetCare's best knowledge, threatened against NetCare.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of our financial condition and results of operations in conjunction with our financial statements, the notes to our financial statements and the other financial information contained elsewhere in this information statement.

Special Note Regarding Forward-Looking Statements. Certain statements in this report and elsewhere (such as in our other filings with the Securities and Exchange Commission, press releases, presentations by our management and oral statements) may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," and "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. Out actual results could differ materially from those anticipated in these forward-looking statements. We do not undertake any obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Results of Operations- NetCare Health Services, Inc.

Ten months ended October 31, 2001 as compared with the ten months ended October 31, 2000.

Revenues

Revenues for the ten months ended October 31, 2001 were $6,646,089, an increase of $1,612,793 over the ten months ended October 31, 2000. This increase of 32.0% is attributable to an overall increased volume of business over the prior year due to the addition of facilities under service agreements.

Cost of Sales

Cost of sales and operating expenses decreased, as a percentage of total revenue, by 11.0% for the ten months ended October 31, 2001 as compared with the ten months ended October 31, 2000. This decrease is principally due to more aggressive purchasing practices which resulted in a lower cost of product and a revenue increase in higher margin products. In addition, higher productivity was achieved from operations personnel due to the increased revenue being supported by a predominantly fixed cost operations structure.

General and administrative expenses

General and administrative expenses increased by $154,993 for the ten months ended October 31, 2001 over $745,406 of expenses for the ten months ended October 31, 2000. However, as a percentage of total revenue, these expenses were 13.5% and 14.8% for the ten months ended October 31, 2001 and 2000, respectively; a decrease of 1.3%. This increase in expenses is a primarily a result of higher legal and professional costs associated with managing the increased growth in business volume coupled with higher occupancy costs due to extended facility service cycles and higher levels of personnel to handle the business growth. These costs grew at a lesser rate than the growth in revenue, resulting in a decrease as a percentage of revenue.

Interest expense

Interest expense increased by $18,971during the ten months ended October 31, 2001 over the same period a year ago. This increase is principally a result of increased average borrowing levels from NetCare's indirect parent which carries a 10% interest rate and interest related to short term borrowings as the business carried higher levels of outstanding accounts receivable. Since October 31, 2000, NetCare has been able to reduce its outstanding interest bearing debt by $253,000.

Liquidity and Capital Resources

NetCare Health Services, Inc. has funded its requirements for working capital primarily through cash flow from operations, shareholder loans, institutional financing and other borrowings. As of October 31, 2001, NetCare Health Services, Inc. had working capital of $630,856 and a current ratio of 1.61 to one.

In February 2000, NetCare Health Services, Inc. entered into a line of credit with BankBoston in the amount of $40,000. The line of credit bears interest at 2% over BankBoston's base rate, is secured by all of the assets of NetCare Health Services, Inc. and is payable upon demand. As of October 31, 2001, the outstanding balance of the line of credit was $40,000.

During April 2000, NetCare Health Services, Inc. entered into a revolving promissory note with CarePortal.com, LLC the indirect parent and sole shareholder of NetCare Health Services, Inc. Pursuant to the promissory note, NetCare Health Services, Inc. may borrow up to $750,000. The note bears interest at the rate of 10% per annum and is payable in full as to interest and principal on January 31, 2003. As of October 31, 2001 the principal amount outstanding pursuant to the note was $400,448 and unpaid interest under this note totaled $66,578. During the ten months ended October 31, 2001, NetCare Health Services, Inc. made principal payments of $103,000 in connection with this note.

In April 2000, in connection with the acquisition of all of the capital stock of NetCare Health Services, Inc., the sole shareholder made a capital contribution of $320,000.

For the ten months ended October 31, 2001, cash provided by operating activities was $416,931 attributable primarily to net income of $214,534 increased by non-cash expenses of $43,126 and by decreases in net assets of $159,271.

For the ten months ended October 31, 2000, cash used in operating activities was $1,066,523 which was attributable to a net loss of $218,166 offset by non-cash expenses of $170,480 and increased by increases in net assets of $1,018,837.

For the ten months ended October 31, 2001 and 2000, net cash used in investing activities was $1,676 and $86,964, respectively, attributable to the purchase of property and equipment.

For the ten months ended October 31, 2001, net cash used in financing activities was $253,000 attributable to principal payments on loans of $450,000 proceeds from loans of $300,000 and repayment of shareholder loans of $103,000.

For the ten months ended October 31, 2000, net cash provided by financing activities was $1,148,448 attributable to proceeds from bank note of $40,000, proceeds from long term note of $225,000 proceeds from capital investment of $320,000 and proceeds from shareholder loans of $563,448.

In January 2002, NetCare borrowed $515,000 from four investors resulting in net proceeds to NetCare of $450,000. NetCare owes an additional $25,000 of borrowing expenses in connection with the loans. Of the net proceeds, $240,000 was utilized for working capital, $110,000 was paid in connection with restructuring costs from RXLTC.com, LLC, and $100,000 was utilized to purchase an interest in a note from Service Script, Inc. from Firstar Bank, N.A.

The loan bears interest at the rate of 11% per annum and commencing March 2002, is payable at the option of the holder in monthly installments of interest only and in full in February 2005 or in 12 equal monthly installments of principal plus interest. The loan is secured by all of NetCare's assets. The note is convertible into shares of common stock of Digital Commerce International, Inc. at a conversion price equal to 100% of the average closing bid price of the common stock for the five trading days immediately preceding the end of the prior calendar quarter. In connection with the loan, Digital Commerce International, Inc. has issued to the investors warrants to purchase an aggregate of 150,000 shares of common stock at an exercise price of $.05. The exercise price and the number of shares of common stock issuable upon exercise of the warrants are not adjusted as a result of stock splits.

Pursuant to the agreement with Firstar Bank, N.A., NetCare purchased a secured note dated September 28, 1999 in the principal amount of $750,000 from Service Script, Inc. to Firstar Bank, N.A. The purchase price for the note is $323,000, of which $100,000 has been paid and the balance of $223,000 which is payable in five monthly installments of $44,600.

As of October 31, 2001, approximately 60% of the residents serviced by NetCare resided in nursing facilities owned or operated by Lexington HealthCare Group, Inc. and accounts receivable of approximately $650,000 were outstanding with respect to these residents and approximately $850,000 was outstanding as of January 16, 2002. In March 2002, NetCare suspended service to approximately 900 residents in homes operated by Lexington HealthCare Group, Inc. NetCare believes that the number of residents serviced may be permanently reduced based on current discussions with Lexington HealthCare Group, Inc. If the number of residents serviced by NetCare are decreased and not replaced or if Lexington HealthCare Group, Inc. is unable or unwilling to repay its obligations to NetCare, then there would be a material adverse affect on NetCare's financial condition.

Although NetCare Health Services, Inc. has no other material commitments for capital expenditures, NetCare Health Services, Inc. anticipates an increase in capital expenditures consistent with its anticipated growth in operations, infrastructure and personnel.

NetCare Health Services, Inc.'s capital requirements depend on numerous factors, including, market acceptance of its services, the resources it devotes to marketing and selling its services and capital expenditures and other factors. NetCare believes that cash flow from operations will be sufficient to satisfy its liquidity requirements for operations for the next 12 months provided that additional financing of at least $250,000 is received in the current quarter and that NetCare restores the services which it recently suspended. NetCare believes that an additional $2,000,000 to $2,500,000 over the next 12 months will be required to effectuate NetCare's expansion plans which include servicing an additional 2,000 residents, of which there can be no assurance. If cash generated from operations is insufficient to satisfy its liquidity requirements, it may seek to sell additional equity or debt securities. The sale of additional equity or debt securities could result in additional dilution to stockholders. There can be no assurance that financing will be available in amounts required or on acceptable terms, if at all. In the event that such financing is not available, then NetCare may have to forego its expansion plans and/or curtail or cease its operations.

RISK FACTORS

You should carefully consider the following factors and other information.

NetCare may not be able to continue its operations, or pursue its plans for expansion, if it is unable to raise additional capital.

NetCare believes that cash flow from operations will be sufficient to satisfy its liquidity requirements for operations for the next 12 months provided that additional financing of at least $250,000 is received in the current quarter and that NetCare restores the services which it recently suspended. NetCare believes that an additional $2,000,000 to $2,500,000 over the next 12 months will be required to effectuate NetCare's expansion plans which include servicing an additional 2,000 residents, of which there can be no assurance. NetCare cannot assure you that it will be able to obtain such additional financing on a timely basis, on favorable terms, or at all. In the event that NetCare is unable to obtain such financing, it may not be able to pursue its expansion plans and may have to curtail or cease its operations.

NetCare may have to curtail or cease its operations if NetCare is unable to pay its obligations.

NetCare has granted a security interest in all of its assets in connection with a loan of up to $600,000. In the event that NetCare is unable to meet its obligations with respect to such loan, the lender has the right to foreclose upon NetCare's assets. In addition, NetCare has an obligation of $223,000 in connection with its purchase of a secured loan. In the event that NetCare fails to make the payments pursuant to such obligation, NetCare may lose all or a portion of its investment.

NetCare's financial condition is dependent upon the collection of its accounts receivable.

As of October 31, 2001, NetCare had accounts receivable from Lexington HealthCare Group, Inc. of approximately $650,000 and approximately $850,000 as of January 16, 2002. Lexington HealthCare Group, Inc. is in the process of reorganizing its operations and is in discussions with NetCare. In the event that Lexington HealthCare Group, Inc. or any other significant customer does not honor its obligations to NetCare, then there would be a material adverse affect on NetCare's financial condition.

NetCare cannot assure you that it will be able to successfully market its products and services to additional institutional health care facilities or increase sales of the products and services which NetCare offers to its existing clients.

NetCare expects to incur substantial expenses as it continues its marketing activities. Market acceptance of its products and services will depend upon the pricing of its products and services and its ability to offer high quality products and services. In order for NetCare's business plan to be successful, NetCare believes that it must sell its products and services to additional institutional health care facilities and increase the sale of products and services which it offers to its existing clients. NetCare cannot assure you that it will be successful in implementing its business plan.

NetCare has a limited operating history and it may not be able to achieve or maintain profitability.

NetCare has a limited operating history. NetCare cannot assure you that it will achieve or maintain profitability. NetCare cannot assure you that it will be able to market its products and services to additional institutional health care facilities or increase the products and services which it offers to its existing clients. Such events could cause NetCare to incur substantial operating losses.

If NetCare is unable to effectively manage its plan of rapid expansion, NetCare will not achieve profitability.

NetCare plans to rapidly expand all aspects of its operations. As a result, it needs to expand its financial and management controls, reporting systems and procedures. NetCare will also have to expand, train and manage its work force for marketing, sales and technical support, product development, and manage multiple relationships with various customers, vendors, strategic partners and other third parties. If NetCare is unable to manage its growth effectively, it may be unable to handle its operations and its profitability may be impaired.

NetCare cannot assure you that suitable acquisition candidates will be identified, financed and purchased on acceptable terms, or that future acquisitions will, if completed, be successful.

NetCare intends to engage in a geographic expansion program which will incorporate an active acquisition program in long-term care pharmacy services. Acquisitions may increase leverage and debt service requirements, divert management time and attention, result in disparate company cultures and facilities, all of which could adversely affect its operating results. The success of any acquisition will depend, in part, on its ability to integrate effectively the acquired business. The integration process may involve unforeseen difficulties and delays and may utilize a substantial portion of its financial and other resources. NetCare cannot assure you that suitable acquisition candidates will be identified, financed and purchased on acceptable terms, or that future acquisitions will, if completed, be successful.

NetCare is dependent on a limited geographic market.

To date, all of NetCare's revenues are derived from nursing home patients in New York and Connecticut. Any change in the regulatory environment in New York and Connecticut would materially adversely affect NetCare.

NetCare is dependent on its relationships with its institutional heath care clients.

Consistent with the institutional pharmacy industry, NetCare's pharmacy related services are cancellable by either party on 30 day's notice. NetCare cannot assure you that its customer contracts will be renewed and that NetCare will continue to serve all current facilities. In addition, Lexington HealthCare Group, Inc. owns or manages eight of the skilled nursing facilities to which NetCare provides its services. In March 2002, NetCare suspended service to approximately 900 residents in homes operated by Lexington HealthCare Group, Inc. NetCare believes that the number of residents services may be permanently reduced based upon current discussions with Lexington HealthCare Group, Inc., which is reorganizing its operations. In the event that NetCare does not maintain its relationship with Lexington HealthCare Group, Inc. or in the event that there is a material adverse change in the business of Lexington HealthCare Group, Inc., then NetCare's business would be harmed.

NetCare may be adversely affected by government regulation.

NetCare's business is subject to extensive Federal, state and local regulations. The failure to obtain or renew any required regulatory approvals or licenses could adversely affect the continued operation of its business and its financial condition. In addition, the long term care facilities that contract for its services are also subject to Federal, state and local regulations and are required to be licensed in the states in which NetCare is located. The failure by these institutions to comply with such regulations or to obtain or renew any required license could result in the loss of its ability to provide pharmacy services to its residents. NetCare is also subject to Federal and state laws that prohibit certain direct and indirect payments between health care providers that are intended, among other things, to induce or encourage the referral of patients to, or the recommendation of, a particular provider of items or services. Violation of these laws can result in loss of licensure, civil and criminal penalties and exclusion from the Medicare and Medicaid programs.

Approximately 80% of NetCare's billings are reimbursed by government sponsored programs, largely Medicaid and, to a lesser extent, Medicare, and the remainder is paid or reimbursed by individual patients, long term care facilities and other third party payers, including private insurers. Medicaid and Medicare are highly regulated. The failure of NetCare's client institutions to comply with applicable reimbursement regulations could adversely affect its business. Additionally, changes in such reimbursement programs or in regulations related to such programs could adversely affect NetCare.

In recent years, a number of legislative proposals have been introduced in Congress that would effect major changes in the health care system, either nationally or at the state level. NetCare cannot determine the effect that future government regulations may have on its business.

The loss of any key personnel would disrupt NetCare's operations and hurt its profitability.

NetCare's future success depends to a significant extent on the continued services of its senior management and other key personnel, particularly, Edward Foster, Chief Executive Officer, Dr. Jay Martinez, Chief Operating Officer, and Joseph Sienkiewicz, Chief Financial Officer. NetCare does not presently maintain keyman life insurance on the lives of Mr. Foster, Dr. Martinez and Mr. Sienkiewicz. The loss of the services of Mr. Foster, Dr. Martinez or Mr. Sienkiewicz would likely have a significantly detrimental effect on its business. If Mr. Foster, Dr. Martinez or Mr. Sienkiewicz becomes unwilling or unable to continue in their current positions, it would be significantly more difficult to operate NetCare's business, which could hurt its financial condition and results of operations.

NetCare has many competitors which have substantially greater financial and other resources than it does and these competitors may negatively affect its business.

The long-term care pharmacy business is highly competitive. NetCare competes with local retail pharmacies, local and regional institutional pharmacies and pharmacies owned by long-term care facilities. Many of its competitors are larger and have substantially greater financial and other resources than NetCare. NetCare may not be able to compete effectively with its competitors.

NetCare's business would be materially and adversely affected if it was unable to receive pharmaceuticals and other supplies at prices and on terms presently made available to it by its principal suppliers.

NetCare presently purchases its pharmaceuticals and other supplies from a limited number of suppliers. Although NetCare believes that alternatives are readily available from other suppliers, it cannot assure you that it will be able to continue to obtain desired quantities of supplies on a timely basis at prices and on terms deemed reasonable by NetCare. NetCare's business would be materially and adversely affected if it was unable to continue to receive materials at prices and on terms comparable to those presently made available to it by its principal suppliers.

The market for the Company's common stock may be volatile.

The Company's shares of common stock are listed on the OTC Bulletin Board. The OTC Bulletin Board experiences a high level of price and volume volatility. Market prices for many companies, particularly small and emerging growth companies have experienced wide price fluctuations not necessarily related to their operating performance as such. In addition, the market prices of companies may be affected by world events such as the terrorist attacks on the United States on September 11, 2001.

  The market price for the Company's common stock may be affected by general stock market volatility;

  Purchasers may have trouble reselling their stock;

  Broker/dealers may not be able to resell the Company's stock as easily as stocks which are traded on larger exchanges;

  Financial results and various factors affecting the Company's industry in general may significantly affect the market price for its common stock.

In addition, the Company's shares of common stock may be subject to Rule 15g-9 under the Exchange Act. This rule imposes additional sales practice requirements on broker/dealers which sell such securities to persons other than established customers and accredited investors. Generally, these individuals have a net worth in excess of $1,000,000 or annual incomes exceeding $200,000 or $300,000 together with their spouses. For transactions covered by this Rule, a broker/dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. Consequently, such Rule may affect the ability of broker/dealers to sell the Company's common stock and may affect the ability of purchasers to sell their shares. The Company cannot assure you that it can sustain an active trading market.

  Amendment to Certificate of Incorporation

On December 11, 2001, the Board of Directors of the Company adopted and a majority of the stockholders approved, an amendment to the Company's Articles of Incorporation in the form attached hereto as Exhibit III (i) to change our name to "NetCare Health Group, Inc." (ii) to increase the number of authorized shares of common stock, $.001 par value, from 30,000,000 to 1,000,000,000 shares; (iii) to authorize up to 5,000,000 shares of a new class of undesignated preferred stock ("Blank Check Preferred Stock") which would allow the Board of Directors of the Company to issue, without further shareholder action, one or more series of preferred stock, and (iv) to amend the Company's Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company's common stock of not less than 1 for 10 and not more than 1 for 40. The ratification by stockholders of the amendment to the Certificate of Incorporation will be effective 21 days after this Information Statement is sent to the stockholders.

Increase in the Authorized Common Stock

The increase in the authorized shares of common stock will be utilized to issue shares of common stock to be utilized in the following transactions:

Acquisition of NetCare Health Services, Inc.

Pursuant to the amended and restated plan of reorganization (the "Plan") dated January 31, 2002 by and among Digital Commerce International, Inc. (the "Company"), Digital HealthCare Services, Inc., the Company's wholly-owned subsidiary ("Digital"), NetCare Health Services, Inc. ("NetCare") and RXLTC.com, LLC, Digital merged with and into NetCare on January 31, 2002. Pursuant to the Plan, the shares of common stock of NetCare are being converted into 70% of the shares of common stock of the Company on a fully-diluted basis less any shares issuable in connection with a debt financing of up to $600,000 by NetCare in January and February 2002. In the event that the Company consummates an additional equity financing introduced by management of the Company, prior to May 31, 2002, then RXLTC.com, LLC, the prior stockholder of NetCare shall surrender to the Company for cancellation the number of shares of common stock issuable in connection with such financing until the Company receives financing of up to $2,000,000, but the total amount of dilution to RXLTC.com, LLC shall not be in excess of 19% of the number of shares of common stock outstanding for a total of $2,000,000 financing.

Based upon the number of shares of common stock outstanding and the number of shares of common stock issuable, it is anticipated that 814,105,978 shares would be issuable in connection with the acquisition of NetCare Health Services, Inc. However, the Company intends to effect an approximately one for 25 Reverse Stock Split prior to the issuance of such shares. Based upon a one for 25 Reverse Stock Split, approximately 32,564,239 shares of common stock shall be issuable in connection with the acquisition of NetCare Health Services, Inc.

Conversion of Debts

The Company has entered into agreements for the cancellation of indebtedness of approximately $800,000, including interest. In connection with such agreements, the Company has agreed to issue 23,593,333 shares of common stock.

Michael Kang and John W. Combs, principal stockholders, officers and directors have agreed to cancel indebtedness in the aggregate amount of $945,000 in exchange for the issuance of an aggregate of 31,500,000 shares of common stock and another employee has agreed to cancel indebtedness of $57,700 in exchange for 1,933,333 shares of common stock.

Agreements to Issue Shares

The Company has entered into convertible notes in the aggregate amount of $175,000. In connection with the convertible notes, an aggregate of 8,750,000 shares of common stock are issuable.

In the second half of fiscal 2001, the Company entered into an agreement to issue 18,000,000 shares of common stock for a purchase price of $203,000. The Company has issued 8,750,000 shares pursuant to such agreement and an additional 9,250,000 shares of common stock are issuable. In connection with the agreement, Mr. Kang and Mr. Combs loaned the Company 2,700,896 shares of common stock, which will be reissued to Mr. Kang and Mr. Combs.

Options

The stockholders of the Company have adopted the 1999 Stock Option Plan to issue up to 4,000,000 shares of common stock and the 2001 Stock Option Plan to issue up to 15,000,000 shares of common stock. In addition, the Company has issued options to purchase 1,550,000 shares of common stock in connection with consulting services.

Additional Shares

The Company intends to issue approximately (i) 228,000,000 shares of common stock in connection with consulting services and legal services (ii) 7,125,000 shares pursuant to subscription agreements at a purchase price of $.02 per share, and (iii) 500,000 shares in connection with an asset purchase agreement.

The Company's current Certificate of Incorporation provides for an authorized capitalization consisting of 30,000,000 shares of common stock, $.001 par value per share. As of December 11, 2001, there were approximately 30,000,000 shares of Common Stock outstanding. The amendment to the Certificate of Incorporation will increase the authorized shares of common stock by 970,000,000 shares.

The additional authorized shares of common stock will be available for possible stock dividends, future financings, and acquisitions, employee benefit programs and other corporate purposes. The increase in the authorized number of shares of Common Stock is expected to provide the Company greater flexibility and enable it to take advantage of favorable opportunities in which the issuance of common stock might be appropriate without the expense and delay of a special stockholders meeting.

The increased number of authorized shares of common stock will be available for issue from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except as provided under Delaware law or under the rules of any national securities exchange or market on which shares of common stock of the Company are at the time listed.

The increase in the authorized common stock may facilitate certain anti-takeover devices that may be advantageous to management if management attempts to prevent or delay a change of control. Employing such devices may adversely impact stockholders who desire a change in management or who desire to participate in a tender offer or other sale transaction involving the Company. By use of anti-takeover devices, the Board may thwart a merger or tender offer even though stockholders might be offered a substantial premium over the then current market price of the common stock. Except as described in this Information Statement, at the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

Blank Check Preferred Stock

The resolution to amend the Certificate of Incorporation authorizes 5,000,000 shares of Blank Check Preferred Stock which will permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and special rights and qualifications of any such series. Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

It is not possible to state the effects of the amendment upon the rights of the holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. The effects of such issuance could include, however, (i) reductions of the amount otherwise available for payment of dividends on common stock; (ii) restrictions on dividends on common stock; (iii) dilution of the voting power of common stock; and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock.

The amendment will give the Company increased financial flexibility as it will allow shares of preferred stock to be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purpose could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties.

Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. The ability of the Board to issue such additional shares of preferred stock, with rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price for their shares in a tender offer or the temporary increase in market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally. At the present time, the Company is not aware of any contemplated mergers, tender offers or other plans by a third party to attempt to effect a change in control of the Company. While the amendment may have anti-takeover ramifications, the Board of Directors believes that financial flexibility offered by the amendment outweighs any disadvantages.

Reverse stock split

On December 11, 2001, the Board of Directors of the Company adopted and a majority of the stockholders approved a reverse stock split of the outstanding shares of common stock of the Company of not less than one for 10 and not more than one for 40 (the "Reverse Stock Split") which will be effective 21 days after this Information Statement is sent to the stockholders at the discretion of the Board of Directors. The Company intends to effect the Reverse Stock Split prior to the issuance of the shares of common stock in connection with the merger with NetCare. The Company anticipates that the Reverse Stock Split will be an approximately one for 25 Reverse Stock Split, however, there can be no assurance that this will be the case. Our Board of Directors has determined that it would be advisable to effect a Reverse Stock Split that would reduce the number of shares of the Company's outstanding common stock in order to increase the trading price and liquidity of the Company's common stock on the National Association of Securities Dealers Inc. OTC Bulletin Board. If a Reverse Stock Split were to be implemented, the number of shares of the Company's common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged.

Our Board of Directors will be able to determine the most appropriate time to effectuate the Reverse Stock Split by filing an amendment to the Company's Certificate of Incorporation in the form attached as Exhibit III.

Reasons for the reverse stock split

The primary purpose of the Reverse Stock Split is to combine the outstanding shares of the common stock of Digital Commerce International, Inc. into a smaller number of shares so that the shares will trade at a significantly higher price per share than their recent trading prices. The Board of Directors believes that the price per share is discouraging potential new investors and decreasing the liquidity of the common stock of Digital Commerce International, Inc.

For the above reason, we believe that having the ability to effectuate the Reverse Stock Split is in the best interests of Digital Commerce International, Inc. and its stockholders. We anticipate that, following the consummation of the Reverse Stock Split, the common stock of Digital Commerce International, Inc. will trade at a price per share that is proportionately higher than current market prices. However, there can be no assurances that the Reverse Stock Split, will have the desired effect of proportionately raising the common stock price of Digital Commerce International, Inc.

Implementation and effects of the reverse stock split

To effectuate a Reverse Stock Split, the Board of Directors would:

  Determine which, if any, of the Reverse Stock Splits of not less than one for 10 and not more than one for 40 is advisable, based on market and other relevant conditions and circumstances and the trading prices of the common stock of Digital Commerce International, Inc. at that time; and

  Direct management to file an amendment of the Company's Certificate of Incorporation with the Delaware Secretary of State that would specify that, on the filing of the amendment, every 10 to 40 shares (depending on the Reverse Stock Split selected by the Board of Directors) of Digital Commerce International, Inc. common stock outstanding would automatically be combined and converted into one share. For example, if the Board of Directors selected a one for 25 Reverse Stock Split, the amendment would specify that every 25 shares of Digital Commerce International, Inc. common stock outstanding be combined and converted into a single share.

We estimate that, following the Reverse Stock Split, Digital Commerce International, Inc. would have approximately the same number of stockholders and, except for the effect of fractional shares as described below, the completion of the Reverse Stock Split would not affect any stockholder's proportionate equity interest in Digital Commerce International, Inc. Therefore, by way of example, a stockholder who owns a number of shares that, prior to the Reverse Stock Split, represented one-half of a percent of the outstanding shares of Digital Commerce International, Inc., would continue to own one-half of a percent of its outstanding shares after the Reverse Stock Split.

The Reverse Stock Split also will not affect the number of shares of common stock that the Board of Directors is authorized to issue, which will remain unchanged at 1,000,000,000 shares after the amendment described above. However, it will have the effect of increasing the number of shares available for future issuance, because of the reduction in the number of shares that will be outstanding after giving effect to the Reverse Stock Split.

Fractional Shares

Implementation of a Reverse Stock Split will result in some stockholders owning a fractional share of common stock. To avoid such a result, stockholders that would otherwise be entitled to receive a fractional share of Digital Commerce International, Inc. common stock as a consequence of the Reverse Stock Split will, instead, receive from Digital Commerce International, Inc. an additional share of common stock.

Exchange of Stock Certificates

Effective Date. The combination of, and reduction in, the number of the outstanding shares of Digital Commerce International, Inc. as a result of the Reverse Stock Split will occur automatically on the date that the Reverse Stock Split amendment is filed with the Delaware Secretary of State (the "Effective Date"), without any action on the part of our stockholders and without regard to the date that stock certificates representing the shares prior to the Reverse Stock Split are physically surrendered for new stock certificates.

Exchange of Stock Certificates. As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of the common stock of Digital Commerce International, Inc. to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of the common stock of Digital Commerce International, Inc. such stockholder is entitled to receive as a result of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of the common stock of Digital Commerce International, Inc. prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of the common stock of Digital Commerce International, Inc. that he or she holds as a result of the Reverse Stock Split.

Effect of Failure to Exchange Stock Certificates. After the Effective Date, each certificate representing shares of the common stock of Digital Commerce International, Inc. outstanding prior to the Effective Date (an "Old Certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of the common stock of Digital Commerce International, Inc. into which the shares of the common stock of Digital Commerce International, Inc. evidenced by such certificate have been converted by the Reverse Stock Split. However, the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the Old Certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the Old Certificates, all such unpaid dividends or distributions will be paid without interest.

  Ratification of Marks Paneth & Shron LLP as independent public accountants of the Company

The Board of Directors has selected the accounting firm of Marks Paneth & Shron LLP to serve as independent auditors of the Company for the year ending October 31, 2001 and such decision was ratified by a majority of the stockholders.

The Company has been advised by Marks Paneth & Shron, LLP that neither the firm nor any of their associates has any relationship with the Company or any affiliate of the Company except as an independent auditor. If Marks Paneth & Shron LLP shall decline to act or otherwise become incapable of acting, or if their appointment is otherwise discontinued, the Board of Directors will appoint other independent auditors whose appointment for any period subsequent to the next Annual Meeting of the Stockholders shall be subject to approval by the stockholders at that meeting.

Change in Accountants

Crouch Bierwolf & Associates and Grant Thornton LLC served as the independent accountants in connection with the audit of the Company's financial statements for the years ended October 31, 2000 and October 31, 1999, respectively. In May 2001, the Company and Crouch Bierwolf & Associates mutually agreed to terminate their relationship and the Company engaged Marks Paneth & Shron LLP to serve as its auditors. The report of the independent certified public accountant for the year ended October 31, 2000 did not express an adverse opinion or disclaimer of opinion, but expressed substantial doubt about the Company's ability to continue as a going concern. The change to Marks Paneth & Shron LLP was ratified by the Company's board of directors. The Company believes, and has been advised by Crouch Bierwolf & Associates and Grant Thornton LLC that they concur in such belief, that in connection with the audits of the Company's financial statements for the fiscal years ended October 31, 2000 and 1999 and subsequent thereto, the Company and such firms did not have any disagreement as of the date of their termination on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of such firms would have caused such firms to make reference to the matter in their reports.

  Stock Option Plans

On June 17, 1999, the Board of Directors of the Company adopted, and in December 2001, a majority of the Company's stockholders approved, the 1999 Stock Option Plan (the "1999 Plan") which will be effective 21 days after this Information Statement is sent to the stockholders. On December 11, 2001, the Board of Directors adopted and a majority of the stockholders approved the 2001 Stock Option Plan (the "2001 Plan") which will be effective 21 days from this Information Statement is sent to the stockholders. The 1999 Plan and 2001 Plan are referred to as the "Plans."

The Plans provide for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code"). The purpose of the Plans is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company.

The Plans are administered by the Compensation Committee of the Board of Directors (the 'Committee'), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions for vesting and exercise thereof. The exercise price of incentive stock options granted under the Plans is required to be no less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of non-qualified stock options is required to be no less than 85% of the fair market value of the common stock on the date of grant. Options may be granted for terms of up to 10 years (5 years in the case of incentive stock options granted to greater than 10% stockholders). No optioned may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optioned ceases to be employed by, or ceases to have a relationship with the Company, such optioned's options expire six months after termination of the employment or consulting relationship by reason of death, one year after termination by reason of permanent disability, immediately upon termination for cause and three months after termination for any other reason.

In order to exercise an option granted under the Plans, the optioned must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optioned that have a fair market value equal to the applicable exercise price; or (iii) in the form of such other consideration as may be determined by the Committee and permitted by applicable law.

Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the Plans. The Committee may at any time discontinue granting options under the Plans or otherwise suspend, amend or terminate the Plans and may, with the consent of an optioned, make such modification of the terms and conditions of such optioned's option as the Committee shall deem advisable. However, the Committee has no authority to make any amendment or modifications to the Plans or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the Plans, either in the aggregate or by an optioned, except in connection with certain antidilution adjustments; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the terms of the Plans or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the Plans, except in connection with certain antidilution adjustments; or (v) cause qualified stock options issued under the Plans to fail to meet the requirements of incentive stock options under Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within 12 months before or after the effective date. No option may be granted during any suspension or after termination of the Plans.

The Plans are designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optioned will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the Plans or its exercise, except that the difference between the fair market value of the stock on the date of exercise and the exercise price is included as income for purposes of calculating Alternative Minimum Tax. If no disposition of the shares acquired upon exercise is made by the optioned within two years from the date of grant or within one year from the date the shares are transferred to the optioned, any gain realized upon the subsequent sale of the shares will be taxable as a capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optioned disposes of the shares within either of the periods mentioned above, the optioned will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

1999 Plan Benefits

The following table provides information regarding the benefits to executive officers, executive officers as a group, and non-executives for the 1999 Stock Option Plan:

PLAN BENEFITS <table> 1999 Stock Option Plan
Name and Position	Options Granted	Exercise Price	Expiration
Michael Kang Chairman and Chief Executive Officer	1,687,500 1,687,500	.03 .03	12/08 12/08
John W. Combs Executive Vice President, Secretary and Director	1,687,500 1,687,500	.03 .03	12/08 12/08
Executive Group	3,375,000.03		12/08
Non-Executive Group	625,000.03		12/08

</table>

NetCare Health Services Inc.

Report On Financial Statements

Year Ended December 31, 2000

<table>
NetCare Health Services, Inc.

INDEX
Page

Independent Auditors' Report	2

Balance Sheet
December 31, 2000	3

Statement of Operations
Year Ended December 31, 2000	4

Statement of Shareholder's Equity
Year Ended December 31, 2000	5

Statement of Cash Flows	6
Year Ended December 31, 2000

Notes to Financial Statements	7-11

</table>

INDEPENDENT AUDITORS' REPORT

To the Shareholder of

NetCare Health Services, Inc.

We have audited the accompanying balance sheet of NetCare Health Services, Inc. as of December 31, 2000 and the related statements of operation and shareholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of NetCare Health Services, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

Marks, Paneth & Shron, LLP

New York, New York

November 9, 2001

<table>
NetCare Health Services Inc.
Balance Sheet
December 31, 2000

ASSETS
Cash	$ 16,204
Accounts receivable (net of allowance
for doubtful accounts of $174,644)	1,211,288
Inventory	249,903
Prepaids and other assets	20,543
Deferred tax asset	161,579

Total current assets	1,659,517

Property and equipment (net of accumulated
depreciation of $18,464)	139,383

$ 1,798,900
LIABILITIES AND SHAREHOLDER'S EQUITY
Accounts Payable	$ 591,495
Accrued Expenses	64,092
Due to Balz Medical Services	72,701
Due to Affiliates	135,232
Notes payable bank	40,000
Loans payable shareholder	300,000

Total current liabilities	1,203,520

Loans payable shareholder	503,448
Interest payable shareholder	31,174
Deferred tax liability	3,771

Total liabilities	1,741,913

Capital stock - 1,000 shares authorized,
issued and outstanding, no par value	-
Additional paid in capital	320,000
Accumulated deficit	(263,013)

Total shareholder's equity	56,987

$ 1,798,900

The accompanying notes are an integral part of these financial statements

</table>

<table>
NetCare Health Services Inc.
Statement of Operations
For the year ended December 31, 2000

Operating revenues	$ 5,947,498
Other revenues	105,044

Total revenues	6,052,542

Costs and expenses:

Cost of sales	4,256,907
Operating expenses	1,200,346
General and administrative	670,357
Legal and professional fees	79,455
Rent expense	96,000
Occupancy costs	59,696

Loss before interest, taxes,
depreciation and amortization	(310,219)

Depreciation expense	18,464
Interest expense-shareholder	31,174
Interest expense	18,070

Loss before taxes	(377,927)

Income tax benefit	141,723

Net loss	$ (236,204)

The accompanying notes are an integral part of these financial statements

</table>

<table>
NetCare Health Services Inc.
Statement of Shareholder's Equity
For the year ended December 31, 2000

				Total
	Capital	Paid in	Retained	Shareholder's
	Stock	Capital	Earnings	Equity

Balance 1/01/00	$ -	$ -	$ (26,809)	$ (26,809)
Additional paid in capital	-	320,000	-	320,000
Net loss	-	-	(236,204)	(236,204)

Balance 12/31/00	$ -	$ 320,000	$ (263,013)	$ (56,987)

The accompanying notes are an integral part of these financial statements

</table>

<table>
NetCare Health Services Inc.
Statement of Cash Flows
For the year ended December 31, 2000

Cash flows from operating activities:

Net loss		$ (236,204)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	18,464
Provision for bad debts	174,644
Increase in deferred taxes	(141,723)
Changes in operating assets and liabilities:
Increase in accounts receivable	(1,385,932)
Increase in inventory	(249,902)
Increase in prepaids and other assets	(20,543)
Increase in accounts payable	526,523
Increase in due to Balz Medical Services	55,477
Increase in due to Medix Direct	135,232
Increase in other liabilities	95,267
Total adjustments		(792,493)
Net cash used in operating activities		(1,028,697)

Cash flows from investing activities:
Purchase of property and equipment	(86,965)
Net cash used in investing activities		(86,965)

Cash flows from financing activities:

Proceeds from bank note	40,000
Proceeds from long term note	225,000
Proceeds from capital investment	320,000
Proceeds from shareholder loans	503,448
Net cash provided by investing activities		1,088,448

Net decrease in cash		(27,214)
Cash - January 1, 2000		43,418
Cash - December 31, 2000		$ (16,204)

Supplemental Disclosure of Cash Flow Information
Interest paid		$ 3,707
Income taxes paid		$ -

The accompanying notes are an integral part of these financial statements

</table>

Note 1. Description of Business

NetCare Health Services, Inc. (the "Company") was incorporated in Delaware on November 16, 1999 and incurred start-up related expenses until operations commenced in January 2000. The Company was acquired on April 1, 2000 by RXLTC.com, LLC, a limited liability company organized in Delaware ("RXLTC"). RXLTC is an indirect, wholly-owned subsidiary of Careportal.com, LLC, a limited liability company organized in Delaware ("Careportal").

The Company contracts with independent long-term care facilities to provide pharmaceuticals and nutritional products as prescribed by doctors to patient residents of the facilities. Income is generated on a prescription by patient basis and direct billed to Medicare, Medicaid, health insurance providers and/or to the patient depending on the insurance status of the patient. Revenue is principally derived from Medicare, Medicaid and Insurance billings and is recognized in the period the products are provided. The Company also contracts to provide pharmacy consulting and medical records services to the same facilities on a fixed price per patient bed. Revenue from these services is recognized in the period the services are provided.

Note 2. Summary of Significant Accounting Policies

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted of the United States of America requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Inventories: Inventories, which consist of pharmaceuticals and nutritional products, are stated at the lower of cost (first-in, first-out method) or market.

Property and Equipment: Depreciation is calculated on a straight-line basis over the useful lives of the assets of either five or seven years.

Income taxes: The Company recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Realization of the net deferred tax asset is dependent on generating sufficient taxable income prior to their expiration. Although realization is not assured, the Company believes it is more likely than not that the net deferred tax asset will be realized. The amount of the net deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

Note 3. Property and Equipment

At December 31, 2000, Property and Equipment consisted of the following:

Furniture and fixtures                                 $   53,372

Equipment                                                      104,475

Total Property and equipment                      157,847

Accumulated Depreciation                           (18,464)

Net Property and Equipment                     $ 139,383

Note 4. Leases

The Company has an operating lease for approximately 9,400 square feet for its pharmacy dispensary, office and warehouse in Middletown, Connecticut. The lease commenced on December 1, 1999 for a period of ten years and requires equal monthly payments of $8,000 over the term of the lease. Rent expense under this lease amounted to $ 96,000 for the year ended December 31, 2000.

The Company leases certain office equipment under an operating lease that commenced January 1, 2000 for a term of three years. This lease requires monthly payments, in arrears, at a rate of $322 per month.

Future minimum annual rental payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2000 are as follows:

<table>
2001	$ 99,864
2002	99,864
2003	96,000
2004	96,000
2005	96,000
2006 and thereafter	376,000
Total minimum lease payments	$ 863,728

</table>

Note 5. Income Taxes

At December 31, 2000, the Company has federal and state tax loss carryforwards of approximately $256,000, which expire in 2020.

The components of the Company's deferred tax assets and liabilities as of December 31, 2000 are as follows:

Gross deferred tax assets:

Net operating loss carryforwards                                 $ 96,088

Accounts Receivable allowances                                     65,491

                                                                                          161,579

Gross deferred tax liabilities:

Depreciation and amortization                                          (3,771)

Net deferred tax asset                                                 $157,808

Note 6. Concentration of Credit Risk

The Company contracts its services individually with each long-term care facility. These facilities vary in size from 75 to 300 patient beds. At December 31, 2000, the Company was servicing 1,513 patient beds, 64% of which were under individual contracts with long-term care facilities under common control. At December 31, 2000, receivables totaling approximately $250,000 were outstanding from this group. The Company is exposed to loss of revenues in the event that this group contracts with a competitor for all of its business. Although the Company believes that such an event is not likely to occur, it intends to acquire additional contracts with long-term care facilities not part of this group and, subsequent to December 31, 2000 has, in fact, acquired an additional 213 patient beds from unaffiliated facilities.

The Company purchases a substantial amount of its pharmaceuticals from a single supplier. Such purchases represented approximately 85% of its total pharmaceutical purchases during 2000 and amounts outstanding in accounts payables totaled approximately $319,000 to this unaffiliated vendor at December 31, 2000. The Company has granted this supplier a security interest in all inventories, accounts receivable, prescription files and customer records. The Company is seeking to negotiate purchase contracts with other suppliers on terms at least as favorable as its current contract.

The Company maintains cash deposits with major banks which from time to time may exceed federally insured limits. The Company periodically assesses the financial condition of the institutions and believes that the risk of any loss is minimal.

Note 7. Note Payable

On February 28, 2000 the Company established a Line of Credit with BankBoston in the amount of $40,000. This Line of Credit is due on demand, interest is payable monthly at 2% over BankBoston's Base Rate, and is secured by all the assets of the Company.

The balance outstanding under this Line of Credit at December 31, 2000 was $ 40,000 and interest expense totaled $ 3,708 during 2000, $390 of which was unpaid and accrued at December 31, 2000. The interest rate at December 31, 2000 was 11.5% and the average interest rate during 2000 was 11.4%

Note 8. Loans Payable to Shareholder

The Company has entered into a Revolving Promissory Note with CarePortal on April 1, 2000 that permits the Company to borrow up to $750,000 with interest at a rate of 10% per annum on principal only. The note is due and payable as to interest and principal on January 31, 2003. At December 31, 2000, $503,448 of borrowings are outstanding under this Revolving Promissory Note and $31,174 of interest is accrued and unpaid. During 2000, the Company incurred $31,174 of interest expense under this Note.

Commencing in 1999, the then current officer and sole shareholder ("former shareholder") of the Company loaned funds to the Company for capital purchases and working capital. The total amount due the former shareholder was $300,000 at December 31, 2000 and $75,000 at December 31, 1999. These funds were advanced without any formal arrangement; the last advance to the Company was made during March, 2000. On May 17, 2001, these loans totaling $300,000 were paid in full plus $20,000 representing interest for the period the funds were advanced. This former shareholder remains an officer of the Company.

Note 9. Additional Paid In Capital

In conjunction with the acquisition of all outstanding shares of the Company on April 1, 2000, RXLTC made a capital contribution of $320,000 to the Company.

Note 10. Related Party Transactions

Commencing in 2000, the Company contracted for delivery services with a corporation owned and controlled by three employees of the Company. During 2000, the Company incurred expenses of $192,489 and, at December 31, 2000, $29,815 of such invoices are unpaid and accrued. During 2001, the Company continues to contract for delivery services from this corporation.

The Company had purchased certain supplies from MedixDirect.com, LLC ("Medix") during 2000 totaling $372,100. Medix is a whollyowned subsidiary of the majority shareholder of Careportal. At December 31, 2000, the Company owed $135,232 in unpaid invoices to Medix. Medix provided medical supplies until the end of March 2001 when the Company switched to a third party distributor for its purchases.

Medix had purchased certain assets and liabilities of Balz Medical Services, Inc. ("Balz") on June 1, 2000. Balz, a wholly-owned subsidiary of a significant customer of the Company, sold medical supplies to the Company until its acquisition by Medix.

During 2000, the Company purchased $33,702 of medical supplies and $30,674 of certain management services from Balz. At December 31, 2000, the Company owed Balz $72,701 for unpaid supplies and services. In August 2001 the Company offset $72,701 in outstanding receivables from this significant customer with payables owed to Balz by the Company.

Note 11. Contingencies and Legal

In February 2001, the Company had received notification from legal counsel representing a former delivery service, Medical Logistics, Inc ("MLI") that it is in breach of its contract and owes MLI $77,133 for services provided to the Company. The Company has contested these charges as excessive, but nevertheless has recorded this amount in its accounts payable as invoiced by MLI. Discovery requests have not been responded to by MLI and it is the intent of the Company to institute a motion to compel the responses.

A former pharmaceutical supplier to the Company, Neuman Distributors, Inc. ("Neuman") is owed $34,233 for unpaid invoices. The Company has recorded this full amount in its accounts payable. A settlement has been proposed by Neuman at discounted amounts and the Company is in the process of evaluating the settlement terms.

Note 12. Subsequent Events

In May 2001, the Company entered into a letter of intent to merge with Digital Commerce International Inc, a Delaware corporation ("DCI"). DCI is traded on the OTC under the symbol THBK. Pursuant to this letter of intent, the Company has been funded $250,000 in non-refundable advances by DCI for expenses incurred by RXLTC to complete the reorganization and merger and to provide for interim working capital funding.

In July 2001, the Company's shareholder entered into an agreement with DCI to sell all of its shares to DCI in exchange for 59.2% of the number of shares of common stock of DCI outstanding on a fully diluted basis, should all conditions of this agreement be met.

This agreement expired on July 20, 2001, however all parties are presently proceeding with this transaction. It is intended that this transaction qualify as a tax-free reorganization and would be accounted for as a reverse merger with the Company becoming a wholly-owned subsidiary of DCI.

On May 4, 2001, the Company entered into a promissory note with a private lender to obtain a $300,000 loan, without interest, to repay the loan to the Company's former shareholder. The terms of the note require equal monthly payments of $30,000 commencing June 1, 2001. Although the promissory note bears no interest, it requires that Careportal's majority owner issue 25,000 membership units in Careportal representing 0.2276% of the equity in Careportal. This promissory note is guaranteed by Careportal, and personally by a director and officer of the Company and also by an officer and director of Careportal. The issuance of membership units has been treated as prepaid interest totaling $13,504 to be amortized over the term of the note. All principal payments due under this note have been paid to date.

On June 21, 2001, the Company entered into an agreement with SAMPAL Medical to purchase enteral nutrients at a rate lower than its then current supplier, with direct delivery to the long-term care facilities and on credit terms and conditions acceptable to the Company.

During 2001, the Company advanced $121,000 to Medix to fund certain of its operating expenses.

The Company has incurred approximately $160,000 to date of expenditures on behalf of the RXLTC restructuring plan during 2001. These amounts have been fully offset by the $250,000 in advances received from DCI.

During 2001, the Company paid $4,000 in insurance expenses to the indirect parent of Careportal for its pro rata share of coverage under certain policies.

NetCare Health Services, Inc.

Report On Unaudited Financial Statements

Ten Months Ended October 31, 2001

<table>
NetCare Health Services, Inc.

INDEX
Page

Balance Sheet
As of October 31, 2001	2

Statement of Operations
For the Ten Months Ended October 31, 2001 and 2000	3

Statement of Shareholder's Equity
For the Ten Months Ended October 31, 2001	4

Statement of Cash Flows
For the Ten Months Ended October 31, 2001 and 2000	5

Notes to Unaudited Financial Statements	6-10

</table>

<table>
NetCare Health Services, Inc.
Balance Sheet
October 31, 2001

ASSETS

Cash	$ 178,459
Accounts receivable (net of allowance for doubtful
accounts of $193,836)	1,287,987
Inventory	113,621
Prepaids and other assets	46,338
Deferred tax asset	37,196

Total current assets	1,663,601

Property and equipment (net of accumulated
depreciation of $42,398)	117,125

$ 1,780,726

LIABILITIES AND SHAREHOLDER'S EQUITY

Accounts Payable	$ 652,160
Accrued Expenses	95,415
Due to Affiliates	95,171
Notes payable bank	40,000
Loans payable	150,000

Total current liabilities	1,032,746

Loans payable affiliate	400,448
Interest payable affiliate	66,578
Deferred tax liability	9,433

Total liabilities	1,509,205

Capital stock - 1,000 shares authorized,
issued and outstanding, no par value	-
Additional paid in capital	320,000
Retained earnings (deficit)	(48,479)

Total shareholder's equity	271,521
$ 1,780,726
The accompanying notes are an integral part of these financial statements

</table>

<table>
NetCare Health Services, Inc.
Statement of Operations
For the ten months ended October 31, 2001 and 2000

	2001	2000

Operating revenues	$ 6,547,142	$ 4,947,297
Other revenues	98,947	85,999

Total revenues	6,646,089	5,033,296

Costs and expenses:

Cost of sales	4,340,794	3,576,960
Operating expenses	980,455	1,009,329
General and administrative	607,591	567,599
Legal and professional fees	143,976	47,480
Rent expense	80,000	80,000
Occupancy costs	68,832	50,327

Earnings (loss) before interest taxes,
depreciation and amortization	424,441	(298,399)

Depreciation expense	23,934	13,710
Interest expense-affiliate	35,404	22,534
Interest expense	20,524	14,423

Income (loss) before taxes	344,579	(349,066)

Income tax expense (benefit)	130,045	(130,900)

Net Income (loss)	$ 214,534	$ (218,166)

The accompanying notes are an integral part of these financial statements

</table>

<table>
NetCare Health Services Inc.
Statement of Shareholder's Equity
For the ten months ended October 31, 2001

Total
	Capital	Paid in	Retained	Shareholder's
	Stock	Capital	Earnings	Equity

Balance January 1, 2001	$ -	$ 320,000	$ (263,013)	$ 56,987

Net lncome	-	-	214,534	214,534

Balance October 31, 2001	$ -	$ 320,000	$ (48,479)	$ 271,521

The accompanying notes are an integral part of these financial statements

</table>

<table>
NetCare Health Services Inc.
Statement of Cash Flows
For the ten months ended October 31, 2001 and 2000
	2001	2000
Cash flows from operating activities:
Net income (loss)	$ 214,534	$ (218,166)
Adjustments to reconcile net income (loss) to net
cash provided by/(used in) operating activities:
Depreciation	23,934	13,710
Provision for bad debts	19,192	156,770
Decrease in deferred taxes	130,045	(130,900)
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(95,893)	(1,534,524)
Decrease/(Increase) in inventory	136,282	(211,170)
(Increase) in prepaids and other assets	(25,795)	(26,969)
Increase in accounts payable	60,665	585,239
(Decrease)/Increase in due to Balz Medical Services	(72,701)	55,477
(Decrease)/Increase in due to Medix Direct	(94,007)	154,705
Increase in due to RxLTC	53,946	-
Increase in other liabilities	66,729	89,305
Net cash provided by/(used in) operating activities	416,931	(1,066,523)

Cash flows from investing activities:
Purchase of property and equipment	(1,676)	(86,964)
Net cash used in investing activities	(1,676)	(86,964)

Cash flows from financing activities:
Proceeds from bank note	-	40,000
Proceeds from long term note	-	225,000
Proceeds from capital investment	-	320,000
Principal payment on loans	(450,000)	-
Proceeds from loans	300,000	-
Proceeds (Payments) on loans from affiliates	(103,000)	563,448
Net cash (used in)/provided by financing activities	(253,000)	1,148,448

Net increase/(decrease) in cash	162,255	(5,039)
Cash balance - Beginning of period	16,204	43,418
Cash balance - End of period	$ 178,459	$ 38,379

Supplemental Disclosure of Cash Flow Information
Interest paid	$ 9,256	$ 13,655
Income taxes paid	$ -	$ -
The accompanying notes are an integral part of these financial statements

</table>

Note 1. Description of Business

NetCare Health Services, Inc. (the "Company") was incorporated in Delaware on November 16, 1999 and incurred start-up related expenses until operations commenced in January 2000. The Company was acquired on April 1, 2000 by RXLTC.com, LLC, a limited liability company organized in Delaware ("RXLTC"). RXLTC is an indirect, wholly-owned subsidiary of Careportal.com, LLC, a limited liability company organized in Delaware ("Careportal").

The Company contracts with independent long-term care facilities to provide pharmaceuticals and nutritional products as prescribed by doctors to patient residents of the facilities. Income is generated on a prescription by patient basis and direct billed to Medicare, Medicaid, health insurance providers and/or to the patient depending on the insurance status of the patient. Revenue is principally derived from Medicare, Medicaid and Insurance billings and is recognized in the period the products are provided. The Company also contracts to provide pharmacy consulting and medical records services to the same facilities on a fixed price per patient bed. Revenue from these services is recognized in the period the services are provided.

Note 2. Summary of Significant Accounting Policies

Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Inventories: Inventories, which consist of pharmaceuticals and nutritional products, are stated at the lower of cost (first-in, first-out method) or market.

Property and Equipment: Depreciation is calculated on a straight-line basis over the useful lives of the assets of either five or seven years.

Income taxes: The Company recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Realization of the net deferred tax asset is dependent on generating sufficient taxable income prior to their expiration. Although realization is not assured, the Company believes it is more likely than not that the net deferred tax asset will be realized. The amount of the net deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

Note 3. Property and Equipment

At October 31, 2001, Property and Equipment consisted of the following:

Furniture and Fixtures	$ 53,372
Equipment	106,151

Total Property and equipment	159,523
Accumulated Depreciation	(42,398)

Net Property and Equipment	$ 117,125

Note 4. Leases

The Company has an operating lease for approximately 9,400 square feet for its pharmacy dispensary, office and warehouse in Middletown, Connecticut. The lease commenced on December 1, 1999 for a period of ten years and requires equal monthly payments of $8,000 over the term of the lease. Rent expense under this lease amounted to $ 80,000 for each of the ten months ended October 31, 2000 and 2001, respectively.

The Company leases certain office equipment under an operating lease that commenced January 1, 2000 for a term of three years. This lease requires monthly payments, in arrears, at a rate of $322 per month.

Future minimum annual rental payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of October 31, 2001 are as follows:

Year 1 $ 99,864
Year 2 97,288
Year 3 96,000
Year 4 96,000
Year 5 96,000
Year 6 and thereafter 296,000

Total minimum lease payments $ 781,152

Note 5. Income Taxes

At October 31, 2001, the Company has no federal and state tax loss carryforwards remaining. At December 31, 2000, these loss carryforwards totaled approximately $256,000.

The components of the Company's deferred tax assets and liabilities as of October 31, 2001 are as follows:

Gross deferred tax assets:
Accounts Receivable allowances $ 37,196

Gross deferred tax liabilities:
Depreciation and amortization (9,443)

Net deferred tax asset $ 27,753

Note 6. Concentration of Credit Risk

The Company contracts its services individually with each long-term care facility. These facilities vary in size from 75 to 300 patient beds. At October 31, 2001, the Company was servicing 1,622 patient beds, approximately 60% of which were under individual contracts with long-term care facilities under common control. At October 31, 2001, receivables totaling approximately $650,000 were outstanding from this group. The Company is exposed to loss of revenues in the event that this group contracts with a competitor for all of its business. In March 2002, NetCare suspended service to approximately 900 residents in homes operated by Lexington HealthCare Group, Inc. The Company believes that the number of residents serviced may be permanently reduced based on current discussions with Lexington HealthCare Group, Inc. If the number of residents serviced by the Company are decreased and not replaced or if Lexington HealthCare Group, Inc. is unable or unwilling to repay its obligations to the Company then there would be a material adverse affect on the Company's financial condition. During 2001, the Company added two additional facilities not affiliated with this controlled group which represented 200 patient beds at October 31, 2001.

The Company purchases a substantial amount of its pharmaceuticals from a single supplier. Such purchases represented approximately 99% and 85% of its total pharmaceutical purchases during the ten months ended October 31, 2001 and 2000, respectively. Amounts outstanding in accounts payables totaled approximately $372,000 to this unaffiliated vendor at October 31, 2001. The Company has granted this supplier a security interest in all inventories, accounts receivable, prescription files and customer records. The Company is seeking to negotiate purchase contracts with other suppliers on terms at least as favorable as its current contract.

The Company maintains cash deposits with major banks which from time to time may exceed federally insured limits. Substantially all of the cash included in the October 31, 2001 balance sheet was on deposit with one bank. The Company periodically assesses the financial condition of the institutions and believes that the risk of any loss is minimal.

Note 7. Note Payable

On February 28, 2000 the Company established a Line of Credit with Sovereign Bank (formerly BankBoston) in the amount of $40,000. This Line of Credit is due on demand, interest is payable monthly at 2% over the lender's Base Rate, and is secured by all the assets of the Company.

The balance outstanding under this Line of Credit at October 31, 2001 was $ 40,000 and interest expense totaled $ 3,082 and $2,941 during the ten months ended October 31, 2001 and 2000, respectively, $254 of which was unpaid and accrued at October 31, 2001. The interest rate at October 31, 2001 was 7.50% and the average interest rate during the ten months ended October 31,2001 was 9.27%

Note 8. Loans Payable

The Company has entered into a Revolving Promissory Note with CarePortal on April 1, 2000 that permits the Company to borrow up to $750,000 with interest at a rate of 10% per annum on principal only. The note is due and payable as to interest and principal on January 31, 2003. At October 31, 2001, $400,448 of borrowings are outstanding under this Revolving Promissory Note and $66,578 of interest is accrued and unpaid. During the ten months ended October 31,2001, the Company incurred $35,404 of interest expense under this Note. Interest expense incurred under this note was $22,534 for the ten months ended October 31, 2000.

Commencing in 1999, the then current officer and sole shareholder ("former shareholder") of the Company loaned funds to the Company for capital purchases and working capital. The total amount due the former shareholder was $300,000 at December 31, 2000 and $75,000 at December 31, 1999. These funds were advanced without any formal arrangement; the last advance to the Company was made during March, 2000. On May 17, 2001, these loans totaling $300,000 were paid in full plus $20,000 representing interest for the period the funds were advanced. This former shareholder remains an officer of the Company.

On May 4, 2001, the Company entered into a promissory note with a private lender to obtain a $300,000 loan, without interest, to repay the loan to the Company's former shareholder. The terms of the note require equal monthly payments of $30,000 commencing June 1, 2001. Although the promissory note bears no interest, it requires that Careportal's majority owner issue 25,000 membership units in Careportal representing 0.2276% of the equity in Careportal. This promissory note is guaranteed by Careportal, and personally by a director and officer of the Company and also by an officer and director of Careportal. The issuance of membership units had been treated as prepaid interest totaling $13,504 and is being amortized over the term of the note. All principal payments due under this note have been paid to date.

Note 9. Additional Paid In Capital

In conjunction with the acquisition of all outstanding shares of the Company on April 1, 2000, RXLTC made a capital contribution of $320,000 to the Company.

Note 10. Related Party Transactions

Commencing in June 2000, the Company contracted for delivery services with a corporation owned and controlled by three employees of the Company. During the ten months ended October 31, 2001, the Company incurred expenses of $309,439 and, at October 31, 2001, $30,994 of such invoices are unpaid and accrued. For the same period in 2000, the Company incurred expenses totaling $135,486. The Company continues to contract for delivery services from this corporation.

The Company had purchased certain supplies from MedixDirect.com, LLC ("Medix") totaling $147,132 and $206,151 for the ten months ended October 31, 2001 and 2000, respectively. Medix is a whollyowned subsidiary of the indirect parent of Careportal. At October 31, 2001, the Company owed $218,716 in unpaid invoices to Medix. Medix provided medical supplies until the end of March 2001 when the Company switched to a third party distributor for its purchases. The Company paid certain invoices for consulting, accounting, legal and business development services totaling $165,186 and $5,846 during the ten months ended October 31, 2001 and 2000, respectively. At October 31, 2001, $177,491 is outstanding and due from Medix for these services.

Medix had purchased certain assets and liabilities of Balz Medical Services, Inc. ("Balz") on June 1, 2000. Balz, a wholly-owned subsidiary of a significant customer of the Company, sold medical supplies to the Company until its acquisition by Medix. During 2000, the Company purchased $33,702 of medical supplies and $30,674 of certain management services from Balz. In August 2001 the Company offset $72,701 in outstanding receivables from this significant customer with payables owed to Balz by the Company. As a result, the Company has no remaining obligations to Balz.

During the ten months ended October 31, 2001, the Company paid a total of $6,000 in insurance expenses to the indirect parent of Careportal for its pro rata share of coverage under certain policies. No expense was incurred during the ten months ended October 31, 2000.

The Company has advanced funds totaling $40,000 during the period from July to October 2000 to two affiliated companies that are significant subsidiaries of the majority shareholder of Careportal. At October 31, 2001 $31,363 is unpaid and outstanding.

At October 31, 2001, the Company is indebted to an officer and director in the amount of $28,792 for funds advanced to the Company during the three months ended October 31, 2001.

Note 11. Contingencies and Legal

In February 2001, the Company had received notification from legal counsel representing a former delivery service, Medical Logistics, Inc ("MLI") that the Company is in breach of its contract and owes MLI $77,133 for services provided to the Company. The Company has contested these charges as excessive, but nevertheless has recorded this amount in its accounts payable as invoiced by MLI. Discovery requests have not been responded to by MLI and it is the intent of the Company to institute a motion to compel the responses.

A former pharmaceutical supplier to the Company, Neuman Distributors, Inc. ("Neuman") is owed $34,233 for unpaid invoices. The Company had recorded this full amount in its accounts payable at December 31, 2000. In November 2001, a settlement has been reached with Neuman in the amount of $25,000 with payment in nine equal monthly payments commencing on December 1, 2001. An additional reduction of $5,000 is available to the Company should the amount of $20,000 be paid in full prior to April 1, 2002.

Note 12. Digital Commerce International, Inc. Merger

In May 2001, the Company entered into a letter of intent to merge with Digital Commerce International Inc, a Delaware corporation ("DCI"). DCI is traded on the OTC under the symbol THBK. Pursuant to this letter of intent, the Company has been funded $250,000 in non-refundable advances by DCI for expenses incurred by RXLTC to complete the reorganization and merger and to provide for interim working capital funding. At October 31, 2001, approximately $54,000 of advances remain outstanding and available for these expenses.

In December 2001, the Company's shareholder entered into an agreement with DCI to sell all of its shares to DCI in exchange for a minimum of 70% and a maximum of 75% of the number of shares of common stock of DCI outstanding on a fully diluted basis, should all conditions of this agreement be met.

EXHIBITS

EXHIBIT I Resolutions adopted by consent of majority shareholders

EXHIBIT II Notice to Stockholders Pursuant to Section 228(d) of the General Corporation Law of Delaware

EXHIBIT III Amendment to Certificate of Incorporation

EXHIBIT IV 1999 Stock Option Plan

EXHIBIT V 2001 Stock Option Plan

EXHIBIT VI Plan of Reorganization among Digital Commerce International, Inc., Digital HealthCare Services, Inc., NetCare Health Services, Inc. and RXLTC.com, LLC.

EXHIBIT I

RESOLUTIONS ADOPTED

BY CONSENT OF MAJORITY STOCKHOLDERS

OF

DIGITAL COMMERCE INTERNATIONAL, INC.

Pursuant to Section 228 of the General Corporation Law of the State of Delaware, the below listed consenting stockholders as majority stockholders of Digital Commerce International, Inc., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following resolutions with the same force and effect as if adopted by a vote at a duly convened meeting of the stockholders of the Corporation:

RESOLVED, that the Corporation's Certificate of Incorporation be amended by amending Paragraphs First and Fourth thereof to read in its entirety as follows:

FIRST: The name of the Corporation is NetCare Health Group, Inc.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one billion five million (1,005,000,000) which shall consist of (i) one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) five million (5,000,000) shares of preferred stock, $.001 par value share (the "Preferred Stock").

PART A

COMMON STOCK

(i) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

(ii) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

(iii) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

PART B

PREFERRED STOCK

Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

  the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

  the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

  the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

  the terms and provisions governing the operation of retirement or sinking funds, if any;

  the voting power of such series, whether full, limited or none;

  the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

  the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

  any other preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

The Certificate Establishing and Designating the Rights Preferences and Restrictions of Series A Preferred Stock of the Corporation filed in the Delaware Secretary of State's office on the 16th day of February 2000 is revoked. No shares of Series A Preferred Stock have been issued.

RESOLVED, that the filing by the Corporation of a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the Corporation's Certificate of Incorporation to effect a one for 10 to one for 40 reverse stock split at the discretion of the Board of Directors shall be amended at the discretion of the Board of Directors by adding the following paragraph as the last paragraph of Article Fourth:

"Effective at ________a.m. Eastern Standard Time on the date of filing of the Certificate of Amendment with the Delaware Secretary of State, each ___ outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the foregoing stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share."

RESOLVED, that the stockholders do hereby approve and adopt a stock option plan in the same form annexed hereto which provides for, among other matters, (i) incentive and non-qualified stock options, (ii) administration by a committee of the Board in compliance with the requirements of Section 422A of the Code, (iii) the issuance of up to 4,000,000 shares of Common Stock of the Corporation, (iv) at such exercise prices for incentive stock options as may be required pursuant to Section 422A, which exercise prices may be paid, at the discretion of and pursuant to terms set by, the Board or any committee of the Board responsible for administering such plan, by surrender of the option, such plan to be known as the "1999 Stock Option Plan". This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the stockholders do hereby approve and adopt a stock option plan in the same form annexed hereto which provides for, among other matters, (i) incentive and non-qualified stock options, (ii) administration by a committee of the Board in compliance with the requirements of Section 422A of the Code, (iii) the issuance of up to 15,000,000 shares of Common Stock of the Corporation, (iv) at such exercise prices for incentive stock options as may be required pursuant to Section 422A, which exercise prices may be paid, at the discretion of and pursuant to terms set by, the Board or any committee of the Board responsible for administering such plan, by surrender of the option, such plan to be known as the "2001 Stock Option Plan". This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that any and all action heretofore or hereafter taken in retaining Marks Paneth & Shron LLP as the Corporation's auditors for the fiscal year ending October 31, 2001 be, and the same hereby are, ratified, approved and confirmed. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

Dated: December 11, 2001

The undersigned shareholders, being the beneficial owners of a majority of the outstanding shares of Common Stock of the Corporation, consent to the adoption of the above resolutions:

____________________________________

____________________________________

____________________________________

____________________________________

By: ______________________________

Name:

Title:

EXHIBIT II

DIGITAL COMMERCE INTERNATIONAL, INC.

NOTICE TO STOCKHOLDERS PURSUANT TO

SECTION 228(d) OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

NOTICE IS HEREBY GIVEN that on December 11, 2001, acting pursuant to Section 228 of the General Corporation Law of the State of Delaware the below listed consenting stockholders as majority stockholders of Digital Commerce International, Inc., a Delaware corporation (the "Corporation"), hereby consent to the adoption of the following resolutions with the same force and effect as if adopted by a vote at a duly convened meeting of the stockholders of the Corporation:

RESOLVED, that the Corporation's Certificate of Incorporation be amended by amending Paragraphs First and Fourth thereof to read in its entirety as follows:

FIRST: The name of the Corporation is NetCare Health Group, Inc.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one billion five million (1,005,000,000) which shall consist of (i) one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) five million (5,000,000) shares of preferred stock, $.001 par value share (the "Preferred Stock").

PART A

COMMON STOCK

(i) Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

(ii) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

(iii) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

PART B

PREFERRED STOCK

Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

  the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

  the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

  the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

  the terms and provisions governing the operation of retirement or sinking funds, if any;

  the voting power of such series, whether full, limited or none;

  the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

  the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

  any other preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

The Certificate Establishing and Designating the Rights Preferences and Restrictions of Series A Preferred Stock of the Corporation filed in the Delaware Secretary of State's office on the 16th day of February 2000 is revoked. No shares of Series A Preferred Stock have been issued.

RESOLVED, that the filing by the Corporation of a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the Corporation's Certificate of Incorporation be amended to effect a one for 10 to one for 40 reverse stock split at the discretion of the Board of Directors shall be amended at the discretion of the Board of Directors by adding the following paragraph as the last paragraph of Article Fourth:

"Effective at ________a.m. Eastern Standard Time on the date of filing of the Certificate of Amendment with the Delaware Secretary of State, each ___ outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the foregoing stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share."

RESOLVED, that the filing by the Corporation of a Articles of Amendment to the Corporation's Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the amendments referred to in the foregoing resolution is hereby authorized and approved provided such filing shall not be made until 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the stockholders do hereby approve and adopt a stock option plan in the same form annexed hereto which provides for, among other matters, (i) incentive and non-qualified stock options, (ii) administration by a committee of the Board in compliance with the requirements of Section 422A of the Code, (iii) the issuance of up to 4,000,000 shares of Common Stock of the Corporation, (iv) at such exercise prices for incentive stock options as may be required pursuant to Section 422A, which exercise prices may be paid, at the discretion of and pursuant to terms set by, the Board or any committee of the Board responsible for administering such plan, by surrender of the option, such plan to be known as the "1999 Stock Option Plan". This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that the stockholders do hereby approve and adopt a stock option plan in the same form annexed hereto which provides for, among other matters, (i) incentive and non-qualified stock options, (ii) administration by a committee of the Board in compliance with the requirements of Section 422A of the Code, (iii) the issuance of up to 15,000,000 shares of Common Stock of the Corporation, (iv) at such exercise prices for incentive stock options as may be required pursuant to Section 422A, which exercise prices may be paid, at the discretion of and pursuant to terms set by, the Board or any committee of the Board responsible for administering such plan, by surrender of the option, such plan to be known as the "2001 Stock Option Plan". This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

RESOLVED, that any and all action heretofore or hereafter taken in retaining Marks Paneth & Shron LLP as the Corporation's auditors for the fiscal year ending October 31, 2001 be, and the same hereby are, ratified, approved and confirmed. This resolution shall become effective 21 calendar days after the Corporation has sent an information statement pertaining to the foregoing amendment to each of its shareholders pursuant to Rule 14c-2 of the Securities Exchange Act of 1934.

DIGITAL COMMERCE INTERNATIONAL, INC.

By: ______________________________________

EXHIBIT III

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

DIGITAL COMMERCE INTERNATIONAL, INC.

DIGITAL COMMERCE INTERNATIONAL, INC. (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation law of the State of Delaware, does hereby certify:

  The name of the corporation is DIGITAL COMMERCE INTERNATIONAL, INC.

  The certificate of incorporation of the corporation is hereby amended by striking out Articles First and Fourth thereof and by substituting in lieu of said Articles the following new Articles:

FIRST: The name of the Corporation is NetCare Health Group, Inc.

FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is one billion five million (1,005,000,000) which shall consist of (i) one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Common Stock"), and (ii) five million (5,000,000) shares of preferred stock, $.001 par value per share (the "Preferred Stock").

PART A

COMMON STOCK

  Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

  Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the General Corporation Law of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

  Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by such holder, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Certificate of Incorporation, as it may be amended, or any resolutions adopted by the Board of Directors pursuant thereto, with respect to the Preferred Stock.

PART B

PREFERRED STOCK

Authority is hereby vested in the Board of Directors of the Corporation to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware.

Without limiting the generality of the foregoing paragraph, the authority of the Board of Directors with respect to each series of Preferred Stock shall include, without limitation, the determination of any of the following matters:

      the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;

      the rights of holders of shares of such series to receive dividends thereon and the dividend rates, the conditions and time of payment of dividends, the extent to which dividends are payable in preference to, or in any other relation to, dividends payable on any other class or series of stock, and whether such dividends shall be cumulative or noncumulative;

      the terms and provisions governing the redemption of shares of such series, if such shares are to be redeemable;

      the terms and provisions governing the operation of retirement or sinking funds, if any;

      the voting power of such series, whether full, limited or none;

      the rights of holders of shares of such series upon the liquidation, dissolution or winding up of, or upon distribution of the assets of, the Corporation;

      the rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, any other class of stock, or of any series thereof, and the prices or rates for such conversions or exchanges, and any adjustments thereto; and

      any other preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of such series.

The shares of each series of Preferred Stock may vary from the shares of any other series of Preferred Stock as to any of such matters.

Effective at ________a.m. Eastern Standard Time on the date of filing of the Certificate of Amendment with the Delaware Secretary of State, each ___ outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional share shall be issued in connection with the foregoing stock split; all shares of Common Stock so split that are held by a stockholder will be aggregated and each fractional share resulting from such aggregation shall be rounded up to the nearest whole share.

3. The Certificate Establishing and Designating the Rights Preferences and Restrictions of Series A Preferred Stock of the Corporation filed in the Delaware Secretary of State's office on the 16th day of February 2000 is revoked. No shares of Series A Preferred Stock have been issued.

4. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Executed on this day of ___________________, 2002.

____________________________________

EXHIBIT IV

DIGITAL COMMERCE INTERNATIONAL, INC.

1999 STOCK OPTION PLAN

  PURPOSE. The purpose of the Digital Commerce International, Inc. 1999 Stock Option Plan (the "Plan") is to strengthen Digital Commerce International, Inc., a Delaware corporation ("Corporation"), by providing to employees, officers, directors, consultants and independent contractors of the Corporation or any of its subsidiaries (including other business entities or persons providing services on behalf of the Corporation or any of its subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Corporation. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the Common Stock of the Corporation, $.001 par value, thereby increasing their proprietary interest in the Corporation's success and encouraging them to remain in the employ or service of the Corporation.

  CERTAIN DEFINITIONS. As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

2.1 "Board of Directors": The Board of Directors of the Corporation.

2.2 "Committee": The Committee which shall administer the Plan shall consist of a committee of two (2) members of the Board of Directors as appointed from time to time.

2.3 "Fair Market Value Per Share": The fair market value per share of the Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are not traded on a securities exchange and are not quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), but are quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant, as published on the bulletin board or in such "pink sheets;" (ii) if the Shares are traded on a securities exchange or on the NASDAQ, the greater of (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant of an Option, as quoted in the Wall Street Journal, or (b) the daily closing price of the Shares on the date of grant of an Option, as quoted in the Wall Street Journal; or (iii) if the Shares are traded other than as described in (i) or (ii) above, or if the Shares are not publicly traded, the fair market value determined by the Committee in good faith.

2.4 "Option": A stock option granted under the Plan.

2.5 "Incentive Stock Option": An Option intended to qualify for treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

2.6 "Nonqualified Option": An Option not qualifying as an Incentive Stock Option.

2.7 "Optioned": The holder of an Option.

2.8 "Option Agreement": The document setting forth the terms and conditions of each Option.

2.9 "Shares": The shares of common stock, $.001 par value, of the Corporation.

2.10 "Code": The Internal Revenue Code of 1986, as amended.

2.11 "Subsidiary": Any corporation of which fifty percent (50%) or more of total combined voting power of all classes of stock of such corporation is owned by the Corporation or another Subsidiary (as so defined).

  ADMINISTRATION OF PLAN.

3.1 In General. This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

3.2 Authority. Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option and the method of payment of such price, individuals to whom, and the time or times at which, Options shall be granted and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

  ELIGIBILITY AND PARTICIPATION.

4.1 In General. Only officers, employees and directors who are also employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, employees and directors (whether or not they are also employees) of the Corporation or any Subsidiary, as well as consultants, independent contractors or other service providers of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders. In determining (i) the number of Shares to be covered by each Option, (ii) the purchase price for such Shares and the method of payment of such price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements, and (v) the times at which such Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No Option shall be granted under the Plan after May 31, 2009, but Options granted before such date may be exercisable after such date.

4.2 Certain Limitations. In no event shall Incentive Stock Options be granted to an Optioned such that the sum of (i) aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Shares subject to all Options granted under the Plan which are exercisable for the first time during the same calendar year, plus (ii) the aggregate fair market value (determined at the time the options are granted) of all stock subject to all other incentive stock options granted to such Optioned by the Corporation, its parent and Subsidiaries which are exercisable for the first time during such calendar year, exceeds One Hundred Thousand Dollars ($100,000). For purposes of the immediately preceding sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

5.1 Shares. Subject to adjustment as provided in Section 5.2 below, the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed Four Million (4,000,000) Shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Corporation; the Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Option is surrendered before exercise or lapses without exercise in full or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan.

5.2 Adjustments. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Option. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

  TERMS AND CONDITIONS OF OPTIONS.

6.1 Intended Treatment as Incentive Stock Options. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject to the terms and conditions set forth in this Section 6 (except as provided in Section 5.2) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

6.2 Amount and Payment of Exercise Price.

6.2.1 Exercise Price. The exercise price per Share for each Share which the Optioned is entitled to purchase under a Nonqualified Option shall be determined by the Committee but shall not be less than eighty-five percent (85%) of the Fair Market Value Per Share on the date of the grant of the Nonqualified Option. The exercise price per Share for each Share which the Optioned is entitled to purchase under an Incentive Stock Option shall be determined by the Committee but shall not be less than the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option in the case of an individual then owning (within the meaning of Code Section 425(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries.

6.2.2 Payment of Exercise Price. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted under applicable state and federal laws.

6.3 Exercise of Options.

6.3.1 Each Option granted under this Plan shall be exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it is granted, and in the case of an Optioned owning (within the meaning of Code Section 425(d)), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries, such Incentive Stock Option shall not be exercisable later than five (5) years after the date of grant.

6.3.2 An Optioned may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) Shares and shall not include any fractional shares.

6.4 Nontransferability of Options. All Options granted under this Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optioned's lifetime only by such Optioned.

6.5 Effect of Termination of Employment or Other Relationship. Except as otherwise determined by the Committee in connection with the grant of Nonqualified Options, the effect of termination of an Optioned's employment or other relationship with the Corporation on such Optioned's rights to acquire Shares pursuant to the Plan shall be as follows:

6.5.1 Termination for Other than Disability or Cause. If an Optioned ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for disability or cause, such Optioned's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optioned may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

6.5.2 Disability. If an Optioned ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of disability (within the meaning of Code Section 22(e)(3)), such Optioned's Options shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optioned may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optioned ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of disability and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

6.5.3 Termination for Cause. If an Optioned's employment by, or relationship with, the Corporation is terminated for cause, such Optioned's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optioned at such Optioned's last known address. In the event of such waiver, the Optioned may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optioned had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

6.6 Withholding of Taxes. As a condition to the exercise, in whole or in part, of any Options the Board of Directors may in its sole discretion require the Optioned to pay, in addition to the purchase price of the Shares covered by the Option an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Option.

6.7 No Rights to Continued Employment or Relationship. Nothing contained in this Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optioned for any period or interfere in any way with the right of the Corporation to reduce such Optioned's compensation or to terminate the employment of or relationship with any Optioned at any time.

6.8 Time of Granting Options. The time an Option is granted, sometimes referred to herein as the date of grant, shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Committee indicate that an Option is to be granted as of and on some prior or future date, the time such Option is granted shall be such prior or future date.

6.9 Privileges of Stock Ownership. No Optioned shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optioned. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

6.10 Securities Laws Compliance. The Corporation will diligently endeavor to comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optioned such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optioned agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. Optioned shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

6.11 Option Agreement. Each Incentive Stock Option and Nonqualified Option granted under this Plan shall be evidenced by the appropriate written Stock Option Agreement ("Option Agreement") executed by the Corporation and shall contain each of the provisions and agreements specifically required to be contained therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

  PLAN AMENDMENT AND TERMINATION.

7.1 Authority of Committee. The Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optioned, make such modification of the terms and conditions of such Optioned's Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 5.2, the Committee shall have no authority to make any amendment or modification to this Plan or any outstanding Option thereunder which would: (i) increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an Optioned (except pursuant to Section 5.2); (ii) change the designation of the class of the employees eligible to receive Incentive Stock Options; (iii) extend the term of the Plan or the maximum Option period thereunder; (iv) decrease the minimum Incentive Stock Option price or permit reductions of the price at which shares may be purchased for Incentive Stock Options granted under the Plan; or (v) cause Incentive Stock Options issued under the Plan to fail to meet the requirements of incentive stock options under Code Section 422. An amendment or modification made pursuant to the provisions of this Section 7 shall be deemed adopted as of the date of the action of the Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (1) within twelve (12) months before or after the effective date by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, and (2) by any appropriate governmental agency. No Option may be granted during any suspension or after termination of the Plan.

7.2 Ten (10) Year Maximum Term. Unless previously terminated by the Committee, this Plan shall terminate on May 31, 2009, and no Options shall be granted under the Plan thereafter.

7.3 Effect on Outstanding Options. Amendment, suspension or termination of this Plan shall not, without the consent of the Optioned, alter or impair any rights or obligations under any Option theretofore granted.

  EFFECTIVE DATE OF PLAN. This Plan shall be effective as of June 17, 1999, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued and outstanding Shares of common stock of the Corporation represented and voting at a duly held meeting at which a quorum is present within. The Committee shall be authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the Option grants shall be made subject to the approval of both this Plan and such Option grants by the stockholders in accordance with the provisions of this Section 8.

  MISCELLANEOUS PROVISIONS.

9.1 Exculpation and Indemnification. The Corporation shall indemnify and hold harmless the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

9.2 Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of Delaware and the Code.

9.3 Compliance with Applicable Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

EXHIBIT V

DIGITAL COMMERCE INTERNATIONAL, INC.

2001 STOCK OPTION PLAN

  PURPOSE. The purpose of the Digital Commerce International, Inc. 2001 Stock Option Plan (the "Plan") is to strengthen Digital Commerce International, Inc., a Delaware corporation ("Corporation"), by providing to employees, officers, directors, consultants and independent contractors of the Corporation or any of its subsidiaries (including other business entities or persons providing services on behalf of the Corporation or any of its subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Corporation. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the common stock of the Corporation, $.001 par value, thereby increasing their proprietary interest in the Corporation's success and encouraging them to remain in the employ or service of the Corporation.

  CERTAIN DEFINITIONS. As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

2.1 "Board of Directors": The Board of Directors of the Corporation.

2.2 "Committee": The Committee which shall administer the Plan shall consist of a committee of two (2) members of the Board of Directors as appointed from time to time.

2.3 "Fair Market Value Per Share": The fair market value per share of the Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are not traded on a securities exchange and are not quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), but are quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted on the bulletin board or in the "pink sheets" published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant, as published on the bulletin board or in such "pink sheets;" (ii) if the Shares are traded on a securities exchange or on the NASDAQ, the greater of (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant of an Option, as quoted in the Wall Street Journal, or (b) the daily closing price of the Shares on the date of grant of an Option, as quoted in the Wall Street Journal; or (iii) if the Shares are traded other than as described in (i) or (ii) above, or if the Shares are not publicly traded, the fair market value determined by the Committee in good faith.

2.4 "Option": A stock option granted under the Plan.

2.5 "Incentive Stock Option": An Option intended to qualify for treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

2.6 "Nonqualified Option": An Option not qualifying as an Incentive Stock Option.

2.7 "Optioned": The holder of an Option.

2.8 "Option Agreement": The document setting forth the terms and conditions of each Option.

2.9 "Shares": The shares of common stock, $.001 par value, of the Corporation.

2.10 "Code": The Internal Revenue Code of 1986, as amended.

2.11 "Subsidiary": Any corporation of which fifty percent (50%) or more of total combined voting power of all classes of stock of such corporation is owned by the Corporation or another Subsidiary (as so defined).

  ADMINISTRATION OF PLAN.

3.1 In General. This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

3.2 Authority. Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein; (ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option and the method of payment of such price, individuals to whom, and the time or times at which, Options shall be granted and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical); (v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code Section 422 as the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

  ELIGIBILITY AND PARTICIPATION.

4.1 In General. Only officers, employees and directors who are also employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, employees and directors (whether or not they are also employees) of the Corporation or any Subsidiary, as well as consultants, independent contractors or other service providers of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders. In determining (i) the number of Shares to be covered by each Option, (ii) the purchase price for such Shares and the method of payment of such price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements, and (v) the times at which such Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section 1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No Option shall be granted under the Plan after December 31, 2011, but Options granted before such date may be exercisable after such date.

4.2 Certain Limitations. In no event shall Incentive Stock Options be granted to an Optioned such that the sum of (i) aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Shares subject to all Options granted under the Plan which are exercisable for the first time during the same calendar year, plus (ii) the aggregate fair market value (determined at the time the options are granted) of all stock subject to all other incentive stock options granted to such Optioned by the Corporation, its parent and Subsidiaries which are exercisable for the first time during such calendar year, exceeds One Hundred Thousand Dollars ($100,000). For purposes of the immediately preceding sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

5.1 Shares. Subject to adjustment as provided in Section 5.2 below, the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed fifteen million (15,000,000) Shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Corporation; the Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Option is surrendered before exercise or lapses without exercise in full or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan.

5.2 Adjustments. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to the Option Agreements shall be executed by the Corporation and the Optionees if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Option. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

  TERMS AND CONDITIONS OF OPTIONS.

6.1 Intended Treatment as Incentive Stock Options. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject to the terms and conditions set forth in this Section 6 (except as provided in Section 5.2) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

6.2 Amount and Payment of Exercise Price.

6.2.1 Exercise Price. The exercise price per Share for each Share which the Optioned is entitled to purchase under a Nonqualified Option shall be determined by the Committee but shall not be less than eighty-five percent (85%) of the Fair Market Value Per Share on the date of the grant of the Nonqualified Option. The exercise price per Share for each Share which the Optioned is entitled to purchase under an Incentive Stock Option shall be determined by the Committee but shall not be less than the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option in the case of an individual then owning (within the meaning of Code Section 425(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries.

6.2.2 Payment of Exercise Price. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted under applicable state and federal laws.

6.3 Exercise of Options.

6.3.1 Each Option granted under this Plan shall be exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it is granted, and in the case of an Optioned owning (within the meaning of Code Section 425(d)), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries, such Incentive Stock Option shall not be exercisable later than five (5) years after the date of grant.

6.3.2 An Optioned may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Hundred (100) Shares and shall not include any fractional shares.

6.4 Nontransferability of Options. All Options granted under this Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optioned's lifetime only by such Optioned.

6.5 Effect of Termination of Employment or Other Relationship. Except as otherwise determined by the Committee in connection with the grant of Nonqualified Options, the effect of termination of an Optioned's employment or other relationship with the Corporation on such Optioned's rights to acquire Shares pursuant to the Plan shall be as follows:

6.5.1 Termination for Other than Disability or Cause. If an Optioned ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for disability or cause, such Optioned's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optioned may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

6.5.2 Disability. If an Optioned ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of disability (within the meaning of Code Section 22(e)(3)), such Optioned's Options shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optioned may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optioned ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of disability and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

6.5.3 Termination for Cause. If an Optioned's employment by, or relationship with, the Corporation is terminated for cause, such Optioned's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optioned at such Optioned's last known address. In the event of such waiver, the Optioned may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optioned had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

6.6 Withholding of Taxes. As a condition to the exercise, in whole or in part, of any Options the Board of Directors may in its sole discretion require the Optioned to pay, in addition to the purchase price of the Shares covered by the Option an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Option.

6.7 No Rights to Continued Employment or Relationship. Nothing contained in this Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optioned for any period or interfere in any way with the right of the Corporation to reduce such Optioned's compensation or to terminate the employment of or relationship with any Optioned at any time.

6.8 Time of Granting Options. The time an Option is granted, sometimes referred to herein as the date of grant, shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Committee indicate that an Option is to be granted as of and on some prior or future date, the time such Option is granted shall be such prior or future date.

6.9 Privileges of Stock Ownership. No Optioned shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optioned. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

6.10 Securities Laws Compliance. The Corporation will diligently endeavor to comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optioned such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optioned agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. Optioned shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

6.11 Option Agreement. Each Incentive Stock Option and Nonqualified Option granted under this Plan shall be evidenced by the appropriate written Stock Option Agreement ("Option Agreement") executed by the Corporation and shall contain each of the provisions and agreements specifically required to be contained therein pursuant to this Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in Section 1.

  PLAN AMENDMENT AND TERMINATION.

7.1 Authority of Committee. The Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optioned, make such modification of the terms and conditions of such Optioned's Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 5.2, the Committee shall have no authority to make any amendment or modification to this Plan or any outstanding Option thereunder which would: (i) increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an Optioned (except pursuant to Section 5.2); (ii) change the designation of the class of the employees eligible to receive Incentive Stock Options; (iii) extend the term of the Plan or the maximum Option period thereunder; (iv) decrease the minimum Incentive Stock Option price or permit reductions of the price at which shares may be purchased for Incentive Stock Options granted under the Plan; or (v) cause Incentive Stock Options issued under the Plan to fail to meet the requirements of incentive stock options under Code Section 422. An amendment or modification made pursuant to the provisions of this Section 7 shall be deemed adopted as of the date of the action of the Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (1) within twelve (12) months before or after the effective date by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, and (2) by any appropriate governmental agency. No Option may be granted during any suspension or after termination of the Plan.

7.2 Ten (10) Year Maximum Term. Unless previously terminated by the Committee, this Plan shall terminate on December 11, 2011, and no Options shall be granted under the Plan thereafter.

7.3 Effect on Outstanding Options. Amendment, suspension or termination of this Plan shall not, without the consent of the Optioned, alter or impair any rights or obligations under any Option theretofore granted.

  EFFECTIVE DATE OF PLAN. This Plan shall be effective as of December 11, 2001, the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued and outstanding Shares of common stock of the Corporation represented and voting at a duly held meeting at which a quorum is present within. The Committee shall be authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the Option grants shall be made subject to the approval of both this Plan and such Option grants by the stockholders in accordance with the provisions of this Section 8.

  MISCELLANEOUS PROVISIONS.

9.1 Exculpation and Indemnification. The Corporation shall indemnify and hold harmless the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

9.2 Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of Delaware and the Code.

9.3 Compliance with Applicable Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

EXHIBIT VI

AMENDED AND RESTATED

PLAN OF REORGANIZATION

DIGITAL COMMERCE INTERNATIONAL, INC.,

DIGITAL HEALTHCARE SERVICES, INC.,

(A WHOLLY OWNED SUBSIDIARY OF DIGITAL COMMERCE INTERNATIONAL, INC.)

NETCARE HEALTH SERVICES, INC.,

and

RXLTC.COM, LLC

dated as of

January 31, 2002

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

1.1 Definitions

1.2 Rules of Construction

ARTICLE II

THE MERGER

2.1 The Merger

2.2 Merger Consideration

2.3 Closing Date

2.4 Effective Time

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF
THE STOCKHOLDER RELATED TO THE COMPANY

3.1 Corporate Organization

3.2 Qualification

3.3 Authorization

3.4 Approvals

3.5 Absence of Conflicts

3.6 Subsidiaries; Equity Investments

3.7 Capitalization

3.8 Financial Statements

3.9 Undisclosed Liabilities

3.10 Certain Agreements

3.11 Contracts and Commitments

3.12 Absence of Changes

3.13 Tax Matters

3.14 Litigation

3.15 Compliance with Law

3.16 Permits

3.17 Employee Benefit Plans and Policies

3.18 Labor Matters

3.19 Insurance

3.20 Affiliate Interests

3.21 Hazardous Materials

3.22 Intellectual Property

3.23 Disclosure

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
RELATED TO THE STOCKHOLDER

4.1 Capital Stock

4.2 Authorization of Agreement

4.3 Approvals

4.4 Absence of Conflicts

4.5 Investment Intent

ARTICLE V

REPRESENTATIONS AND WARRANTIES
OF DCI AND MERGER SUB

5.1 Corporate Organization

5.2 Authorization

5.3 Approvals

5.4 Capitalization

5.5 Absence of Conflicts

5.6 Authorization For DCI Stock

5.7 SEC Documents

5.8 Merger Sub

5.9 Undisclosed Liabilities

5.10 Certain Agreements

5.11 Absence of Changes

5.12 Litigation

5.13 Compliance with Law

5.14 Hazardous Materials

5.15 Disclosure

5.16 Listing

ARTICLE VI

COVENANTS OF THE STOCKHOLDER

6.1 Acquisition Proposals

6.2 Access

6.3 Conduct of Business by the Company Pending the Merger

6.4 Confidentiality

6.5 Notification of Certain Matters

6.6 Consents

6.7 Agreement to Defend

6.8 Certain Tax Matters

6.9 Preparation of Registration Statement and Information Statement

6.10 Spin-Off

6.11 Audit

ARTICLE VII

COVENANTS OF DCI

7.1 Confidentiality

7.2 Conduct of Business by DCI Pending the Merger

7.3 Consents

7.4 Agreement to Defend

7.5 Delivery of Certificates

7.6 Certain Tax Matters

7.7 Certificate of Incorporation

7.8 Access

7.9 Spinoff

7.10 Directors

7.11 14C and 14f Filings

7.12 10-K Filing

7.13 Rescission

ARTICLE VIII

CONDITIONS

8.1 Conditions Precedent to Obligation of Each Party to Effect the Merger

8.2 Additional Conditions Precedent to Obligations of DCI

8.3 Additional Conditions Precedent to Obligations of the Stockholder

ARTICLE IX

MISCELLANEOUS

9.1 Intentionally Omitted

9.2 Termination

9.3 Effect of Termination

9.4 Expenses

9.5 Restrictions on Transfer of DCI Stock

9.6 Intentionally Omitted

9.7 No Broker

9.8 Waiver and Amendment

9.9 Public Statements

9.10 Assignment

9.11 Notices

9.12 Governing Law

9.13 Severability

9.14 Counterparts

9.15 Headings

9.16 Entire Plan; Third Party Beneficiaries

9.17 Faward Holdings, Ltd

Schedules

Schedule 3.1 - Articles of Incorporation and Bylaws

Schedule 3.2 - Jurisdictions

Schedule 3.4 - Approvals

Schedule 3.5 - Absence of Conflicts

Schedule 3.6 - Subsidiaries

Schedule 3.7(a) - Capitalization - 3.7(a)

Schedule 3.7(b) - Capitalization - 3.7(b)

Schedule 3.8 - Reserve for Doubtful Accounts

Schedule 3.9 - Undisclosed Liabilities

Schedule 3.10 - Certain Agreements

Schedule 3.11 - Contracts and Commitments

Schedule 3.12 - Absence of Changes

Schedule 3.13(a) - Tax Matters - 3.13(a)

Schedule 3.13(b) - Tax Matters - 3.13(b)

Schedule 3.13(c) - Tax Matters - 3.13(c)

Schedule 3.14(a) - Litigation - 3.14(a)

Schedule 3.14(b) - Defaults - 3.14(b)

Schedule 3.15 - Compliance with Law

Schedule 3.16 - Permits

Schedule 3.17(a) - Employee Benefit Plans - 3.17(a)

Schedule 3.17(c) - Employee Benefit Plans - 3.17(c)

Schedule 3.20 - Affiliate Interests

Schedule 3.21 - Hazardous Materials

Schedule 3.22 - Intellectual Property

Schedule 4.4 - Absence of Conflicts

Schedule 5.4(a) - Capitalization 5.4(a)

Schedule 5.4(b) - Capitalization 5.4(b)

Schedule 5.4(c) - Registration Rights

Schedule 5.9 - Undisclosed Liabilities

Schedule 5.10 - Certain Agreements

Schedule 5.11 - Absence of Changes

Schedule 5.12(a) - Litigation - 5.12(a)

Schedule 5.12(b) - Litigation - 5.12(b)

Schedule 5.13 - Compliance with Law

Schedule 5.14 - Hazardous Materials

Schedule 8.1(e) - Irrevocable Proxy

Annex:

Annex A  Schedule of Defined Terms

Exhibits

Exhibit A - Certificate of Merger

Exhibit B - Indemnity

Exhibit C - Distribution Agreement

AMENDED AND RESTATED PLAN OF REORGANIZATION

This Amended and Restated Plan of Reorganization (this "Plan"), dated as of the 31st day of January, 2002, is among DIGITAL COMMERCE INTERNATIONAL, INC., a Delaware corporation ("DCI"), DIGITAL HEALTHCARE SERVICES, INC., a Delaware corporation and a wholly owned subsidiary of DCI ("Merger Sub"), and NETCARE HEALTH SERVICES, INC., a Delaware corporation, (the "Company") and RXLTC.com, LLC, a Delaware limited liability company (the "Stockholder").

RECITALS:

WHEREAS, the parties to this Plan have determined it is in their best long-term interests to effect a business combination pursuant to which the Merger Sub will merge with and into the Company on the terms and subject to the conditions set forth herein (the "Merger");

WHEREAS, the respective Boards of Directors of DCI, Merger Sub and the Company have approved this Plan and the Merger pursuant to the terms and conditions herein set forth.

WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

WHEREAS, the parties hereto desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the consummation of the Merger.

NOW, THEREFORE, in consideration of the above premises and the mutual promises set forth in this Plan, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

This Amended and Restated Plan of Reorganization supersedes and replaces the Plan of Reorganization dated December 11, 2001 among DCI, Merger Sub, the Company and RXLTC.com.

ARTICLE I

DEFINITIONS

1.1 Definitions. Certain capitalized and other terms used in this Plan are defined in Annex A hereto and are used herein with the meanings ascribed to them therein.

1.2 Rules of Construction. Unless the context otherwise requires, as used in this Plan, (a) a term has the meaning ascribed to it; (b) an accounting term not otherwise defined has the meaning ascribed to it in accordance with GAAP; (c) "or" is not exclusive; (d) "including" means "including, without limitation;" (e) words in the singular include the plural; (f) words in the plural include the singular; (g) words applicable to one gender shall be construed to apply to each gender; (h) the terms "hereof," "herein," "hereby," "hereto" and derivative or similar words refer to this entire Plan; (i) the terms "Article" or "Section" shall refer to the specified Article or Section of this Plan; and (j) section and paragraph headings in this Plan are for convenience only and shall not affect the construction of this Plan.

ARTICLE II

THE MERGER

2.1 The Merger. Subject to and in accordance with the terms and conditions of this Plan and pursuant to the Certificate of Merger between Merger Sub and the Company, a form of which is attached hereto as Exhibit A (the "Certificate of Merger"), at the Effective Time (as hereinafter defined) the Merger Sub shall be merged with and into the Company, the separate existence of the Merger Sub shall cease, and the Company shall (i) continue as the surviving corporation under the corporate name "NETCARE HEALTH SERVICES, INC." and (ii) succeed to and assume all of the rights, properties and obligations of Merger Sub and the Company. Subject to the terms and conditions of this Plan and the Certificate of Merger, DCI agrees, at or prior to the Closing, to cause Merger Sub to execute and deliver, the Certificate of Merger in form and substance substantially similar to the form attached hereto as Exhibit A. Subject to the terms and conditions of this Plan and the Certificate of Merger, the Stockholder agrees, at or prior to the Closing, to cause the Company to execute and deliver the Certificate of Merger in form and substance substantially similar to the form attached hereto as Exhibit A.

2.2 Merger Consideration.

(a) Closing Payment. As provided in the Certificate of Merger, DCI shall issue as consideration in connection with the Merger the number of shares outstanding on a fully-diluted basis such that the Stockholder shall own 70% of the number of shares of DCI Common Stock outstanding on the Closing Date and on the effective date of the Merger on a fully-diluted basis less any DCI shares of Common Stock issuable in connection with the debt financing in the amount of up to $600,000 by the Company consummated in January and February 2002, as adjusted pursuant to paragraph 2(b) and the balance of the stockholders of DCI shall own 30% of the Common Stock. In the event that any additional shares of Common Stock are issued pursuant to the Agreements listed on Schedule 5.10 or any other arrangements or agreements by DCI or its affiliates prior to the Closing Date, then the Stockholder shall be issued a number of additional shares of Common Stock equal to the product of (i) one divided by the Percentage, as defined below, and (ii) the number of additional shares issued. The "Percentage" shall be equal to 70% minus the percentage of shares issuable in connection with the debt financing of up to $600,000 and the post closing adjustment in Section 2.2(b). Said payment, after giving effect to any adjustments is the "Purchase Price." The shares of Common Stock constituting the Purchase Price shall actually be issued upon the filing of an Amendment to the Certificate of Incorporation, but shall be deemed issued as of the Closing Date.

(b) Post Closing Financing Adjustment. In the event that DCI consummates an equity financing introduced by Michael Kang, John W. Combs, or their agents (the "Kang Entities") subsequent to the Closing Date but prior to May 31, 2002, then in each case the Stockholder shall surrender to DCI for cancellation the numbers of shares of Common Stock issued or issuable in connection with such financing until DCI has received financing of $2,000,000 (this shall be the only dilutive effect upon the Stockholder of such financings), provided that such total amount of dilution to the Stockholder shall not be more than an aggregate of 19% for a total of $2,000,000 of financing. If the number of shares of Common Stock that the Stockholder are required to cancel in order to satisfy the $2,000,000 financing would dilute the Stockholder to more than an aggregate of 19%, then the Stockholder shall not be required to surrender any additional shares of Common Stock for cancellation. If, at any time prior to May 31, 2002, but subsequent to February 15, 2002, DCI receives a term sheet for financing by an entity not introduced to DCI by any Kang Entities, DCI shall submit such term sheet to Michael Kang. If the Kang Entities cannot consummate a financing on the terms of such term sheet within 20 business days thereafter, DCI shall have the right to consummate such financing and the Stockholder shall not be required to surrender any shares of Common Stock for cancellation.

2.3 Closing Date. The closing of the transactions contemplated by this Plan (the "Closing") shall take place at the offices of Martin C. Licht, Esq., 685 Third Avenue, 21st floor, New York, New York 10017 on the first business day of the month following the month in which all conditions set forth in Article VIII hereof are satisfied or waived or at such other time and place as DCI and the Company shall agree but in no event later than January 31, 2002; provided, that the conditions set forth in Article VIII shall have been satisfied or waived at or prior to such time. The date on which the Closing occurs is herein referred to as the "Closing Date."

2.4 Effective Time. As soon as practicable after the Closing, the parties hereto will file with the Secretary of State of the State of Delaware, the Certificate of Merger in such form as required by, and executed in accordance with, the relevant provisions of the corporation law of such state. The effective time of the filing of the Certificate of Merger by the Secretary of State of the State of Delaware is the "Effective Time."

ARTICLE  III

REPRESENTATIONS AND WARRANTIES OF

THE STOCKHOLDER RELATED TO THE COMPANY

The Stockholder of the Company hereby represents and warrants to DCI and Merger Sub as follows:

3.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own or lease its properties and conduct its business as now owned, leased or conducted and to execute, deliver and perform this Plan and each instrument, document or agreement required hereby to be executed and delivered by it at, or prior to, the Closing. True and complete copies of the articles of incorporation and bylaws (or other organizational documents) of the Company are included in Schedule 3.1.

3.2 Qualification. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business as now conducted or the character of the property owned or leased by it makes such qualification necessary. Schedule 3.2 sets forth a list of the jurisdictions in which the Company is qualified to do business, if any.

3.3 Authorization. The execution and delivery by the Company of this Plan, the performance of its obligations pursuant to this Plan and the execution, delivery and performance of each instrument, document or agreement required hereby to be executed and delivered by the Company at, or prior to, the Closing have been duly and validly authorized by all requisite corporate action on the part of the Company and no other corporate proceedings on the part of the Company is necessary to authorize this Plan or any other instrument, document or agreement required hereby to be executed by the Company at, or prior to, the Closing. The Board of Directors of the Company has voted to recommend approval of the Merger to the stockholders of the Company and such determination remains in effect. The execution of this Plan by the Stockholder constitutes unanimous Stockholder consent to the Merger, the terms and provisions of this Plan and the transactions contemplated hereby. This executed Plan shall also constitute the Stockholder's written waiver of all applicable notice requirements. This executed Plan shall be filed in the minute books of the Company as evidence of such Stockholder action. This Plan has been, and each instrument, document or agreement required hereby to be executed and delivered by the Company at, or prior to, the Closing will then be, duly executed and delivered by it, and this Plan constitutes, and, to the extent it purports to obligate the Company, each such instrument, document or agreement will constitute (assuming due authorization, execution and delivery by each other party thereto), the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms.

3.4 Approvals. Except for the applicable filings with the Secretary of State of Delaware relating to the Merger and except to the extent set forth in Schedule 3.4, no filing or registration with, and no consent, approval, authorization, permit, certificate or order of any Court or Governmental Authority is required by any applicable Law or by any applicable Order or any applicable rule or regulation of any Court or Governmental Authority to permit the Company to execute, deliver or perform this Plan or any instrument required hereby to be executed and delivered by it at the Closing.

3.5 Absence of Conflicts. Except to the extent set forth in Schedule 3.5, neither the execution and delivery by the Company of this Plan or any instrument, document or agreement required hereby to be executed and delivered by it at, or prior to, the Closing, nor the performance by the Company of its obligations under this Plan or any such instrument, document or agreement will (assuming receipt of all consents, approvals, authorizations, permits, certificates and orders disclosed as requisite in Schedule 3.4) (a) violate or breach the terms of or cause a default under (i) any applicable Law, (ii) any applicable Order or any applicable rule or regulation of any Court or Governmental Authority, (iii) any applicable permits received from any Governmental Authority or Court, (iv) the articles of incorporation or bylaws or other organizational documents of the Company or (v) any contract or agreement to which the Company is a party or by which it, or any of its properties, is bound, or (b) result in the creation or imposition of any Lien on any of the properties or assets of the Company, or (c) result in the cancellation, forfeiture, revocation, suspension or adverse modification of any existing consent, approval, authorization, license, permit, certificate or order of any Court or Governmental Authority, or (d) with the passage of time or the giving of notice or the taking of any action of any third party have any of the effects set forth in clauses (a), (b) or (c) of this Section.

3.6 Subsidiaries; Equity Investments. Except as set forth in Schedule 3.6, the Company has not controlled directly or indirectly, or had any direct or indirect equity participation in, any Person during the two (2) year period preceding the date hereof.

3.7 Capitalization.

      Schedule 3.7(a) sets forth with respect to the Company its authorized and outstanding capital stock (the "Company Common Stock"). Each outstanding share of the Company Common Stock has been duly authorized, is validly issued, fully paid and nonassessable and was not issued in violation of any preemptive rights of any stockholder. Set forth in Schedule 3.7(a) are the names and addresses (as reflected in the corporate records of the Company) of each record holder of the Company Common Stock, together with the number of shares held by each such Person.

      There is not outstanding any capital stock or other security, including, without limitation, any option, warrant or right, entitling the holder thereof to purchase or otherwise acquire any shares of capital stock of the Company. Except as disclosed in Schedule 3.7(b), there are no contracts, agreements, commitments or arrangements obligating the Company (i) to issue, sell, pledge, dispose of or encumber any shares of, or any options, warrants or rights of any kind to acquire, or any securities that are convertible into or exercisable or exchangeable for, any shares of, any class of capital stock of the Company or (ii) to redeem, purchase or acquire or offer to acquire any shares of, or any outstanding option, warrant or right to acquire, or any securities that are convertible into or exercisable or exchangeable for, any shares of, any class of capital stock of the Company.

3.8 Financial Statements. The Stockholder has delivered, or shall deliver prior to closing, to DCI true and complete copies of the unaudited financial statements of the Company consisting of (i) a balance sheet of the Company as of July 31, 2001 "Interim Balance Sheet") and the related statement of income for the seven month period then ended , (collectively with the Interim Balance Sheet, the "Company Interim Financial Statements") and (ii) a balance sheet of the Company as of December 31, 2000 (the "Company 2000 Balance Sheet") and the related audited statements of income, changes in Stockholder's equity and cash flows for the year then ended (including the notes thereto) (collectively with the Company 2000 Balance Sheet, the "Company 2000 Financial Statements" and together with the Company Interim Financial Statements, the "Company Financial Statements"). The Company Financial Statements present fairly the financial position of the Company and the results of its operations and changes in financial position as of the dates and for the periods indicated therein in conformity with GAAP. The Company Financial Statements do not omit to state any liabilities, absolute or contingent, required to be stated therein in accordance with GAAP. All accounts receivable of the Company reflected in the Company Financial Statements and as incurred since December 31, 2000, represent sales made in the ordinary course of business, are collectible (net of any reserves for doubtful accounts shown in the Company Interim Financial Statements) in the ordinary course of business and, except as set forth in Schedule 3.8, are not in dispute or subject to counterclaim, set-off or renegotiation.

3.9 Undisclosed Liabilities. Except as and to the extent of the amounts specifically reflected or accrued for in the Interim Balance Sheet or as set forth in Schedule 3.9, the Company does not have any material liabilities or obligations of any nature whether absolute, accrued, contingent or otherwise, and whether due or to become due. The reserves reflected in the Interim Balance Sheet are adequate, appropriate and reasonable in accordance with GAAP.

3.10 Certain Agreements. Except as set forth in Schedule 3.10, neither the Company, nor any of its officers or directors, is a party to, or bound by, any contract, agreement or organizational document which purports to restrict, by virtue of a noncompetition, territorial exclusivity or other provision covering such subject matter purportedly enforceable by a third party against the Company, or any of its officers or directors, the scope of the business or operations of the Company, or any of its officers or directors, geographically or otherwise.

3.11 Contracts and Commitments. Schedule 3.11 includes (i) a list of all contracts to which the Company is a party or by which its property is bound that involve consideration or other expenditure in excess of $100,000 or performance over a period of more than six months or that is otherwise material to the business or operations of the Company ("Material Contracts"); (ii) a list of all real or personal property leases to which the Company is a party involving consideration or other expenditure in excess of $100,000 over the term of the lease ("Material Leases"); (iii) a list of all guarantees of, or agreements to indemnify or be contingently liable for, the payment or performance by any Person to which the Company is a party ("Guarantees") and (iv) a list of all contracts or other formal or informal understandings between the Company and any of its officers, directors, employees, agents or Stockholder or its affiliates ("Related Party Agreements"). True and complete copies of each Material Contract, Material Lease, Guarantee and Related Party Agreement have been furnished to DCI.

3.12 Absence of Changes. Except as set forth in Schedule 3.12, there has not been, since December 31, 2000 any material adverse change with respect to the business, assets, results of operations, prospects or condition (financial or otherwise) of the Company. Except as set forth in Schedule 3.12, since December 31, 2000, the Company has not engaged in any transaction or conduct of any kind which would be proscribed by Section 6.3 herein after execution and delivery of this Plan.

3.13 Tax Matters.

      Except as set forth in Schedule 3.13(a) (and except for filings and payments of assessments the failure of which to file or pay will not materially adversely affect the Company), (i) all Tax Returns which are required to be filed on or before the Closing Date by or with respect to the Company have been or will be duly and timely filed, (ii) all items of income, gain, loss, deduction and credit or other items required to be included in each such Tax Return have been or will be so included and all information provided in each such Tax Return is true, correct and complete, (iii) all Taxes which have become or will become due with respect to the period covered by each such Tax Return have been or will be timely paid in full, (iv) all withholding Tax requirements imposed on or with respect to the Company have been or will be satisfied in full, and (v) no penalty, interest or other charge is or will become due with respect to the late filing of any such Tax Return or late payment of any such Tax.

      There is no claim against the Company for any Taxes, and no assessment, deficiency or adjustment has been asserted or proposed with respect to any Tax Return of or with respect to the Company, other than those disclosed (and to which are attached true and complete copies of all audit or similar reports) in Schedule 3.13(b).

      Except as set forth in Schedule 3.13(c), there is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to the Company, or any waiver or agreement for any extension of time for the assessment or payment of any Tax of or with respect to the Company.

      The total amounts set up as liabilities for current and deferred Taxes in the Interim Balance Sheet are sufficient to cover the payment of all Taxes, whether or not assessed or disputed, which are, or are hereafter found to be, or to have been, due by or with respect to the Company up to and through the periods covered thereby.

3.14 Litigation.

  Except as set forth in Schedule 3.14(a), there are no actions at law, suits in equity, investigations, proceedings or claims pending or, to the knowledge of the Stockholder, threatened against or specifically affecting the Company before or by any Court or Governmental Authority.

  Except as contemplated by this Plan and except to the extent set forth in Schedule 3.14(b), the Company has performed all obligations required to be performed by it to date and is not in default under, and, to the knowledge of the Stockholder, no event has occurred which, with the lapse of time or action by a third party could result in a default under any contract or other agreement to which the Company is a party or by which it or any of its properties is bound or under any applicable Order of any Court or Governmental Authority.

3.15 Compliance with Law. Except as set forth in Schedule 3.15, the Company is in compliance with all applicable statutes and other applicable Laws and all applicable rules and regulations of all federal, state, foreign and local governmental agencies and authorities.

3.16 Permits. Except as set forth in Schedule 3.16, the Company owns or holds all franchises, licenses, permits, consents, approvals and authorizations of all Governmental Authorities or Courts necessary for the conduct of its business. A listing of all such items, with their expiration dates, is included in Schedule 3.16. Each franchise, license, permit, consent, approval and authorization so owned or held is in full force and effect, and the Company is in compliance with all of its obligations with respect thereto, and no event has occurred which allows, or upon the giving of notice or the lapse of time or otherwise would allow, revocation or termination of any franchise, license, permit, consent, approval or authorization so owned or held.

3.17 Employee Benefit Plans and Policies.

      With the exception of the plans referred to in Schedule 3.17(a) attached hereto (the "Employee Benefit Plans"), the Company does not maintain or have an obligation to contribute to, and has at no time since the effective date of ERISA maintained or had an obligation to contribute to, any "employee pension benefit plan" as defined in Section 3(2) of ERISA with regard to any employee, past or present, and the Company is not and has at no time since the effective date of the Multiemployer Pension Plan Amendment Act of 1980 been a party to, nor during such period made any contribution to, any "Multiemployer Plan" as defined in Section 3(37) of ERISA with regard to any employee, past or present. The Employee Benefit Plans are, and at all times, have been, in material compliance with ERISA and they are and at all times, have been in material compliance with the requirements for qualification under Section 401(a), and with the minimum funding standards of Section 412, of the Code as amended, and the rules and regulations promulgated thereunder.

      The funding method used in connection with each of the Employee Benefit Plans is acceptable under ERISA. The Employee Benefit Plans are the only plans of the Company with regard to any employee, past or present, which are, or ever were, subject to the provisions of Part 3 of Title I of ERISA, Section 412 of the Code, or the provisions of Title IV of ERISA.

      Except as set forth in Schedule 3.17(c), the Corporations are not in material default in performing any of its obligations (including funding obligations) with respect to the Employee Benefit Plans.

3.18 Labor Matters.

  The Company is not a party to any collective bargaining agreement.

  The Company is in compliance in all material respects with all federal, state or other applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practices.

3.19 Insurance. The Company is presently insured, and since the inception of operations by the Company has been insured, against such risks as companies engaged in the same or substantially similar business would, in accordance with good business practice, customarily be insured. The Company has given in a timely manner to its insurers all notices required to be given under such insurance policies with respect to all claims and actions covered by insurance, no insurer has denied coverage of any such claims or actions or reserved its rights in respect of or rejected any of such claims. The Company has not received any notice or other communication from any such insurer canceling or materially amending any of such insurance policies, and no such cancellation is pending or threatened. The execution of this Plan and the consummation of the transactions contemplated hereby will not cause such insurance policies to lapse, terminate or be canceled and will not result in any party thereto having the right to terminate or cancel such insurance policies.

3.20 Affiliate Interests. Except as set forth in Schedule 3.20, no employee, officer or director, or former employee, officer or director, of the Company has any interest in any property, tangible or intangible, including, without limitation, patents, trade secrets, other confidential business information, trademarks, service marks or trade names, used in or pertaining to the business of the Company, except for the normal rights of employees and stockholders.

3.21 Hazardous Materials.

      The Company to its knowledge is in compliance in all material respects with the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder (together "Environmental Laws"), and the Company has all necessary government permits, licenses, certificates and approvals in relation thereto.

      The Company has not received any complaint, order, directive, claim, citation or notice of, and does not know of any fact(s) which might constitute a violation(s) of any Environmental Laws.

      Except in accordance with a valid governmental permit, license, certificate or approval listed in Schedule 3.21 to the Company's knowledge, there has been no emission, spill, release or discharge of Hazardous Material in or at the Company's place of business, or of any toxic or hazardous substances or wastes into or upon (w) the air; (x) soils or any improvements located thereon; (y) the water (including adjacent water and underground water); or (z) any sewer, septic system or waste treatment, storage or disposal system for which the Company will be held liable.

3.22 Intellectual Property. Except as set forth in Schedule 3.22, the Company owns, or is licensed or otherwise has the right to use all Intellectual Property that are necessary for the conduct of the business and operations of the Company as currently conducted. To the knowledge of the Stockholder, (a) the use of the Intellectual Property by the Company does not infringe on the rights of any Person, and (b) no Person is infringing on any right of the Company with respect to any Intellectual Property. No claims are pending or, to the knowledge of the Stockholder, threatened that the Company is infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property. To the knowledge of the Stockholder, no Person is infringing the rights of the Company with respect to any Intellectual Property. All of the Intellectual Property that is owned by the Company is owned free and clear of all encumbrances and was not misappropriated from any Person. All of the Intellectual Property that is licensed by the Company is licensed pursuant to valid and existing license agreements. The consummation of the transactions contemplated by this Plan will not result in the loss of any Intellectual Property.

3.23 Disclosure. The Stockholder has disclosed in writing, or pursuant to this Plan and the Schedules attached hereto, all facts material to the business, assets, prospects and condition (financial or otherwise) of the Company. No representation or warranty to DCI by the Stockholder contained in this Plan, and no statement contained in the Schedules attached hereto, any certificate, list or other writing furnished to DCI by the Stockholder pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading. All statements contained in this Plan, the Schedules attached hereto, and any certificate, list, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed a representation and warranty of the Stockholder for all purposes of this Plan.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

RELATED TO THE STOCKHOLDER

Stockholder hereby represents and warrants to DCI that:

4.1 Capital Stock. The Stockholder is the beneficial and record owner of the number of shares of Company Common Stock as set forth in Schedule 3.7(a). On the Closing Date all such shares will be owned free and clear of any Lien. Except for such shares of Company Common Stock set forth in Schedule 3.7(a) hereto, the Stockholder does not own, beneficially or of record, any capital stock or other security, including, without limitation, any option, warrant or right entitling the holder thereof to purchase or otherwise acquire any shares of capital stock of the Company.

4.2 Authorization of Agreement. The Stockholder has full legal right, power, capacity and authority to execute, deliver and perform its obligations pursuant to this Plan and to execute, deliver and perform its obligations under each instrument, document or agreement required hereby to be executed and delivered by the Stockholder at, or prior to, the Closing.

4.3 Approvals. Except for filings with the Secretary of State of Delaware relating to the Merger, and except for applicable requirements, no filing or registration with, and no consent, approval, authorization, permit, certificate or order of any Court or Governmental Authority is required by any applicable Law or by any applicable Order or any applicable rule or regulation of any Court or Governmental Authority to permit the Stockholder to execute, deliver or perform this Plan or any instrument required hereby to be executed and delivered by it at the Closing.

4.4 Absence of Conflicts. Except as set forth in Schedule 4.4, neither the execution and delivery by the Stockholder of this Plan or any instrument, document or agreement required hereby to be executed and delivered by it at, or prior to, the Closing, nor the performance by the Stockholder of its obligations under this Plan or any such instrument will (a) violate or breach the terms of or cause a default under (i) any applicable Law, (ii) any applicable Order or any applicable rule or regulation of any Court or Governmental Authority, (iii) the organizational documents of the Stockholder or (iv) any contract or agreement to which the Stockholder is a party or by which it, or any of its properties, is bound, or (b) result in the creation or imposition of any Lien on any of the properties or assets of the Stockholder, or (c) result in the cancellation, forfeiture, revocation, suspension or adverse modification of any existing consent, approval, authorization, license, permit, certificate or order of any Court or Governmental Authority, or (d) with the passage of time or the giving of notice or the taking of any action of any third party have any of the effects set forth in clauses (a), (b) or (c) of this Section.

4.5 Investment Intent. The Stockholder makes the following representations relating to its acquisition of the Common Shares: (i) the Stockholder will be acquiring the Common Shares of DCI to be issued pursuant to the Merger to the Stockholder solely for the Stockholder's account, for investment purposes only and with no current intention or plan to distribute, sell or otherwise dispose of any of those shares in connection with any distribution; (ii) the Stockholder is not a party to any agreement or other arrangement for the disposition of any Common Shares of DCI; (iii) the Stockholder is an "accredited investor" as defined in Securities Act Rule 501(a) (iv) the Stockholder (A) is able to bear the economic risk of an investment in the Common Shares acquired pursuant to this Plan, (B) can afford to sustain a total loss of that investment, (C) has such knowledge and experience in financial and business matters, and such past participation in investments, that it is capable of evaluating the merits and risks of the proposed investment in the Common Shares, (D) has received and reviewed the SEC Documents, (E) has had an adequate opportunity to ask questions and receive answers from the officers of DCI concerning any and all matters relating to the transactions contemplated hereby, including the background and experience of the current officers and directors of DCI, the plans for the operation of the business of DCI, the business, operation and financial condition of DCI and (F) has asked all questions of the nature described in the preceding clause (E), and all those questions have been answered to its satisfaction; (v) the Stockholder acknowledges that the Common Shares to be delivered to the Stockholder pursuant to the Merger have not been and will not be registered under the Securities Act or qualified under applicable blue sky laws and therefore may not be resold by the Stockholder without compliance with registration requirements of the Securities Act or an exemption therefrom; (vi) the Stockholder, if a corporation, partnership, trust or other entity, acknowledges that it was not formed for the specific purpose of acquiring the Common Shares; and (vii) without limiting any of the foregoing, the Stockholder agrees not to dispose of any portion of the Common Shares unless a registration statement under the Securities Act is in effect as to the applicable shares and the disposition is made in accordance with that registration statement, or such deposition is made in accordance with an exemption from the registration requirements under the Securities Act and applicable state Securities Laws.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

OF DCI AND MERGER SUB

DCI and Merger Sub hereby represent and warrant, jointly and severally, to the Company and the Stockholder that:

5.1 Corporate Organization. DCI and Merger Sub each is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to execute, deliver and perform this Plan and each instrument required hereby to be executed and delivered by it at the Closing.

5.2 Authorization. Except for the amendment of the Certificate of Incorporation of DCI, the execution and delivery by DCI and Merger Sub of this Plan, the performance by DCI and Merger Sub of their respective obligations pursuant to this Plan, and the execution, delivery and performance of each instrument required hereby to be executed and delivered by DCI or Merger Sub at the Closing have been duly and validly authorized by all requisite corporate action on the part of DCI or Merger Sub, as the case may be. Except for the amendment of the Certificate of Incorporation of DCI, this Plan has been, and each instrument, document or agreement required hereby to be executed and delivered by DCI or Merger Sub at, or prior to, the Closing will then be, duly executed and delivered by DCI or Merger Sub, as the case may be. This Plan constitutes, and, to the extent it purports to obligate DCI or Merger Sub, each such instrument, document or agreement will constitute (assuming due authorization, execution and delivery by each other party thereto), the legal, valid and binding obligation of DCI or Merger Sub, as the case may be, enforceable against it in accordance with its terms.

5.3 Approvals. Except for filings with the Secretary of State of Delaware relating to the Merger, the amendment of the Certificate of Incorporation of DCI and filings with the Securities and Exchange Commission as described in Section 6.9, and except for applicable requirements, no filing or registration with, and no consent, approval, authorization, permit, certificate or order of any Court or Government Authority is required by any applicable Law or by any applicable Order or any applicable rule or regulation of any Court or Governmental Authority to permit DCI or Merger Sub, as the case may be, to execute, deliver or consummate the transactions contemplated by this Plan or any instrument required hereby to be executed and delivered by either of them at or prior to the Closing.

5.4 Capitalization.

      Schedule 5.4(a) sets forth with respect to DCI its authorized and outstanding capital stock (the "DCI Common Stock"). Each outstanding share of the DCI Common Stock has been duly authorized, is validly issued, fully paid and nonassessable and was not issued in violation of any preemptive rights of any stockholder.

      There is not outstanding any capital stock or other security, including, without limitation, any option, warrant or right, entitling the holder thereof to purchase or otherwise acquire any shares of capital stock of DCI. Except as disclosed in Schedule 5.4(b), there are no contracts, agreements, commitments or arrangements obligating DCI (i) to issue, sell, pledge, dispose of or encumber any shares of, or any options, warrants or rights of any kind to acquire, or any securities that are convertible into or exercisable or exchangeable for, any shares of, any class of capital stock of DCI or (ii) to redeem, purchase or acquire or offer to acquire any shares of, or any outstanding option, warrant or right to acquire, or any securities that are convertible into or exercisable or exchangeable for, any shares of, any class of capital stock of DCI.

      DCI has not granted any registration rights with respect to the securities except as provided in Schedule 5.4(c).

5.5 Absence of Conflicts. Neither the execution and delivery by DCI or Merger Sub, as the case may be, of this Plan or any instrument required hereby to be executed by it at or prior to the Closing nor the performance by DCI or Merger Sub, as the case may be, of its obligations under this Plan or any such instrument will (a) violate or breach the terms of or cause a default under (i) any applicable Law, (ii) any applicable Order or any applicable rule or regulation of any Court or Governmental Authority, (iii) subject to the amendment of the Certificate of Incorporation of DCI, the organizational documents of DCI or Merger Sub or (iv) any contract or agreement to which DCI or Merger Sub is a party or by which it or any of its property is bound, or (b) result in the creation or imposition of any Liens on any of the properties or assets of DCI or Merger Sub or (c) result in the cancellation, forfeiture, revocation, suspension or adverse modification of any existing consent, approval, authorization, license, permit certificate or order of any Court or Governmental Authority or (d) with the passage of time or the giving of notice or the taking of any action by any third party have any of the effects set forth in clauses (a), (b) or (c) of this Section, except, with respect to clauses (a), (b), (c) or (d) of this Section, where such matter would not have a material adverse effect on the business, assets, prospects or condition (financial or otherwise) of DCI and its subsidiaries, taken as a whole.

5.6 Authorization For DCI Stock. Subject to the amendment of the Certificate of Incorporation of DCI, all of the shares of DCI Common Shares issuable pursuant to the Merger will be duly authorized and will, when issued, be validly issued, fully paid and nonassessable and not issued in violation of the preemptive rights of any stockholder of DCI.

5.7 SEC Documents. Since October 31, 2000, DCI has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Act or the 1934 Act. DCI has delivered to the Company true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the 1934 Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of DCI included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of DCI as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of DCI to the Company which is not included in the SEC Documents, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

5.8 Merger Sub. Merger Sub is a corporation recently and duly incorporated under the laws of the State of Delaware, is validly existing and in good standing under such laws and is a wholly-owned subsidiary of DCI. Merger Sub has no assets, liabilities or obligations and has engaged in no business except as contemplated by this Plan.

5.9 Undisclosed Liabilities. Except as and to the extent of the amounts specifically reflected or accrued for in the SEC Documents or as set forth in Schedule 5.9, DCI does not have any material liabilities or obligations of any nature whether absolute, accrued, contingent or otherwise, and whether due or to become due. The reserves reflected in the SEC Documents are adequate, appropriate and reasonable in accordance with GAAP.

5.10 Certain Agreements.

(a) Except as set forth in Schedule 5.10 and the SEC Documents, neither DCI nor any of its officers or directors, is a party to, or bound by, any contract, agreement or organizational document which purports to restrict, by virtue of a noncompetition, territorial exclusivity or other provision covering such subject matter purportedly enforceable by a third party against DCI, or any of its officers or directors, the scope of the business or operations of DCI, or any of its officers or directors, geographically or otherwise.

(b) The SEC Documents and Schedule 5.10 include (i) a list of all contracts to which the Company is a party or by which its property is bound that involve consideration or other expenditure in excess of $100,000 or performance over a period of more than six months or that is otherwise material to the business or operations of the Company ("Material Contracts"); (ii) a list of all real or personal property leases to which the Company is a party involving consideration or other expenditure in excess of $100,000 over the term of the lease ("Material Leases"); (iii) a list of all guarantees of, or agreements to indemnify or be contingently liable for, the payment or performance by any Person to which the Company is a party ("Guarantees") and (iv) a list of all contracts or other formal or informal understandings between the Company and any of its officers, directors, employees, agents or stockholders or their affiliates ("Related Party Agreements").

5.11 Absence of Changes. Except as set forth in Schedule 5.11 and the SEC Documents, there has not been, since October 31, 2000 any material adverse change with respect to the business, assets, results of operations, prospects or condition (financial or otherwise) of DCI. Except as set forth in Schedule 5.11 and in the SEC Documents, since October 31, 2000, DCI has not engaged in any transaction or conduct of any kind which would be proscribed by Section 7.2 herein after execution and delivery of this Plan.

5.12 Litigation.

  Except as set forth in Schedule 5.12(a) and the SEC Documents, there are no actions at law, suits in equity, investigations, proceedings or claims pending or, to the knowledge of DCI threatened against or specifically affecting DCI before or by any Court or Governmental Authority.

  Except as contemplated by this Plan and except to the extent set forth in Schedule 5.12(b) and the SEC Documents, DCI has performed all obligations required to be performed by it to date and is not in default under, and, to the knowledge of DCI, no event has occurred which, with the lapse of time or action by a third party could result in a default under any contract or other agreement to which DCI is a party or by which it or any of its properties is bound or under any applicable Order of any Court or Governmental Authority.

5.13 Compliance with Law. Except as set forth in Schedule 5.13 and the SEC Documents, DCI is in compliance with all applicable statutes and other applicable Laws and all applicable rules and regulations of all federal, state, foreign and local governmental agencies and authorities.

5.14 Hazardous Materials.

      DCI to its knowledge is in compliance in all material respects with the provisions of all federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder (together "Environmental Laws"), and DCI has all necessary government permits, licenses, certificates and approvals in relation thereto.

      DCI has not received any compliant, order, directive, claim, citation or notice of, and does not know of any fact(s) which might constitute a violation(s) of any Environmental Laws.

      Except in accordance with a valid governmental permit, license, certificate or approval listed in Schedule 5.14 to DCI's knowledge, there has been no emission, spill, release or discharge of Hazardous Material at DCI's place of business or any toxic or hazardous substances or wastes into or upon (w) the air; (x) soils or any improvements located thereon; (y) the water (including adjacent water and underground water); or (z) any sewer, septic system or waste treatment, storage or disposal system for which DCI will be held liable.

5.15 Disclosure. DCI has disclosed in writing, or pursuant to this Plan and the Schedules attached hereto, all facts material to the business, assets, prospects and condition (financial or otherwise) of DCI. No representation or warranty to the Company by DCI contained in this Plan, and no statement contained in the Schedules attached hereto, any certificate, list or other writing furnished to the Company by DCI pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading. All statements contained in this Plan, the Schedules attached hereto, and any certificate, list, document or other writing delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed a representation and warranty of DCI for all purposes of this Plan.

5.16 Listing. DCI is listed on the National Association of Securities Dealers, Inc. OTC

Bulletin Board (the "Principal Market"). DCI shall maintain the Common Stock's authorization for quotation on the Principal Market. DCI shall not take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one trading day resulting from business announcements by DCI). DCI shall promptly provide to the Company copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on the Principal Market.

ARTICLE VI

COVENANTS OF THE STOCKHOLDER

6.1 Acquisition Proposals. Prior to the Closing Date, neither the Company, any of its officers, directors, employees or agents nor the Stockholder shall agree to, solicit or encourage inquiries or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition, business combination or purchase of all or a substantial portion of the assets of, or a substantial equity interest in, the Company, other than the transactions with DCI contemplated by this Plan. The Company and Stockholder will notify DCI promptly of any unsolicited offer.

6.2 Access. The Company shall afford DCI's officers, employees, counsel, accountants and other authorized representatives reasonable access, during normal business hours throughout the period prior to the Closing Date, to all its properties, books, contracts, commitments and records and, during such period, the Company shall furnish promptly to DCI any information concerning its business, properties and personnel as DCI may reasonably request; provided, however, that no investigation pursuant to this Section or otherwise shall affect or be deemed to modify any representation or warranty made by the Company or the Stockholder pursuant to this Plan.

6.3 Conduct of Business by the Company Pending the Merger. The Stockholder covenants and agrees that, from the date of this Plan until the Closing Date, unless DCI shall otherwise agree in writing or as otherwise expressly contemplated by this Plan:

  The business of the Company shall be conducted only in, and the Company shall not take any action except in the ordinary course of business and consistent with past practice.

  The Company shall not directly or indirectly do any of the following: (i) issue, sell, pledge, dispose of or encumber, (A) any capital stock (or securities convertible into capital stock) of the Company or (B) any assets of the Company (other than in the ordinary course of business and consistent with past practice and not relating to the borrowing of money); (ii) amend or propose to amend the articles of incorporation or bylaws (or other organizational documents) of the Company; (iii) split, combine or reclassify any outstanding capital stock of the Company, or declare, set aside or pay any dividend payable in stock, property or otherwise with respect to its capital stock whether now or hereafter outstanding; (iv) redeem, purchase or acquire or offer to acquire any of its capital stock; (v) create, incur, assume, guarantee or otherwise become liable or obligated with respect to any indebtedness for borrowed money other than the ordinary course of business or (vi) except in the ordinary course of business and consistent with past practice, enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this Section 6.3(b);

  The Company shall use its best efforts (i) to preserve intact the business organization of the Company, (ii)  to perform or cause to be performed all of its obligations in or under any of such leases, agreements and contracts, (iii) to keep available the services of its current officers and key employees, (iv) to preserve the goodwill of those having business relationships with it, (v) to maintain and keep its properties in as good a repair and condition as presently exists, except for deterioration due to ordinary wear and tear, (vi) to maintain in full force and effect insurance comparable in amount and scope of coverage to that currently maintained by it, (vii) to collect its accounts receivable, (viii) to preserve in full force and effect all leases, operating agreements, easements, rights-of-way, permits, licenses, contracts and other agreements which relate to its assets (other than those expiring by their terms which are not renewable);

  The Company shall not make or agree to make any single capital expenditure or enter into any purchase commitments in excess of $25,000 except in the ordinary course of business;

  The Company shall perform its obligations under any contracts and agreements to which it is a party or to which its assets are subject, except for such obligations as the Company in good faith may dispute;

  The Company shall not take any action that would, or that reasonably could be expected to, result in any of the representations and warranties set forth in this Plan becoming untrue or any of the conditions to the Merger set forth in Article VIII not being satisfied;

  The Company shall not (i) amend or terminate any Plan except as may be required by applicable Law, (ii) increase or accelerate the payment or vesting of the amounts payable under any Plan, or (iii) adopt or enter into any personnel policy, stock option plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation policy, severance pay plan, policy or agreement, deferred compensation agreement or arrangement, executive compensation or supplemental income arrangement, consulting agreement, employment agreement or any other employee benefit plan, agreement, arrangement, program, practice or understanding (other than the Employee Benefit Plans); and

  The Company shall not enter into any agreement or incur any obligation, the terms of which would be violated by the consummation of the transactions contemplated by this Plan.

6.4 Confidentiality. The Company and the Stockholder shall, and the Company shall cause its officers, directors, employees, representatives and consultants to, hold in confidence, and not disclose to any Person for any reason whatsoever, any non-public information received by them or their representatives in connection with the transactions contemplated hereby, including, but not limited to, all terms, conditions and agreements related to this transaction except (i) as required by Law; (ii) for disclosure to officers, directors, employees and representatives of the Company as necessary in connection with the transactions contemplated hereby; and (iii) for information which becomes publicly available other than through the actions of the Company or a stockholder. In the event the Merger is not consummated, the Company and the Stockholder will return all non-public documents and other material obtained from DCI or its representatives in connection with the transactions contemplated hereby or certify to DCI that all such information has been destroyed.

6.5 Notification of Certain Matters. The Company shall give prompt notice to DCI, orally and in writing, of (i) the occurrence, or failure to occur, of any event which occurrence or failure would be likely to cause any representation or warranty contained in this Plan to be untrue or inaccurate at any time from the date hereof to the Effective Time, (ii) any failure of the Company, or any officer, director, employee or agent thereof, or any stockholder to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, or (iii) any litigation, or any claim or controversy or contingent liability of which the Company has knowledge of that might reasonably be expected to become the subject of litigation, against the Company or affecting any of its assets, in each case in an amount in controversy in excess of $25,000, or that is seeking to prohibit or restrict the transactions contemplated hereby.

6.6 Consents. Subject to the terms and conditions of this Plan, the Company shall (i) obtain all consents, waivers, approvals authorizations and orders required in connection with the authorization, execution and delivery of this Plan and the consummation of the Merger; and (ii) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary or proper to consummate and make effective as promptly as practicable the transactions contemplated by this Plan.

6.7 Agreement to Defend. In the event any claim, action, suit, investigation or other proceeding by any Governmental Authority or other Person or other legal or administrative proceeding is commenced that questions the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, whether before or after the Effective Time, the Company and the Stockholder shall cooperate and use reasonable efforts to defend against and respond thereto.

6.8 Certain Tax Matters. The Stockholder shall file all required 2000 federal income tax returns of the Company on a timely basis.

6.9 Preparation of Registration Statement and Information Statement. The Company and the Stockholder shall cooperate with DCI and furnish DCI with books, records, contracts and other documents which DCI deems necessary in order to prepare and file with the Securities and Exchange Commission the information statement required pursuant to Rule 14C of the Exchange Act for the amendment of the Certificate of Incorporation.

6.10 Spin-Off. The Stockholder and the Company acknowledge that DCI intends to spin-off assets or a subsidiary to its stockholders. The Stockholder and the Company hereby waive any and all rights to receive any of such assets or shares of capital stock of the subsidiary which is to be spun-off and hereby agree to execute any documents necessary to accomplish such waiver from DCI. The Stockholder and the Company agree to cooperate with DCI to consummate the spin-off and to utilize their best efforts to accomplish the spin-off of assets or a subsidiary of DCI, including but not limited to, assisting in the preparation of filings with the Securities and Exchange Commission.

6.11 Audit. The Company shall have the Company's Financial Statements for the year ended December 31, 2000 audited by Marks Paneth & Shron, LLP.

ARTICLE VII

COVENANTS OF DCI

7.1 Confidentiality. DCI agrees, and DCI agrees to cause its officers, directors, employees, representatives and consultants, to hold in confidence all, and not to disclose to any Person for any reason whatsoever, any non-public information received by it or its representatives in connection with the transactions contemplated hereby except (i) as required by Law; (ii) for disclosure to officers, directors, employees and representatives of DCI as necessary in connection with the transactions contemplated hereby or as necessary to the operation of DCI's business; and (iii) for information which becomes publicly available other than through the actions of DCI. In the event the Merger is not consummated, DCI will return all non-public documents and other material obtained from the Company or its representatives in connection with the transactions contemplated hereby or certify to the Company that all such information has been destroyed.

7.2 Conduct of Business by DCI Pending the Merger. DCI covenants and agrees that, from the date of this Plan until the three (3) designees to the Board of Directors appointed by the Stockholder become directors of the Company, unless the Chairman of the Company shall otherwise agree in writing or as otherwise expressly contemplated by this Plan:

      DCI shall not take any action except in accordance with applicable federal and state securities laws and other applicable laws.

      DCI shall not directly or indirectly do any of the following: (i) issue, sell, pledge, dispose of or encumber, (A) any capital stock (or securities convertible into capital stock) of DCI or (B) any assets of DCI (other than in the ordinary course of business and consistent with past practice and not relating to the borrowing of money); (ii) amend or propose to amend the articles of incorporation or bylaws (or other organizational documents) of the Company except to increase the number of shares of Common Stock authorized to 1,000,000,000 to create 5,000,000 shares of preferred stock and to change the name of DCI to NetCare Health Group, Inc.; (iii) split, combine or reclassify any outstanding capital stock of the Company, or declare, set aside or pay any dividend payable in stock, property or otherwise with respect to its capital stock whether now or hereafter outstanding; (iv) redeem, purchase or acquire or offer to acquire any of its capital stock; (v) create, incur, assume, guarantee or otherwise become liable or obligated with respect to any indebtedness for borrowed money except in the ordinary course of business or (vi) except in the ordinary course of business and consistent with past practice, enter into any contract, agreement, commitment or arrangement with respect to any of the matters set forth in this Section 7.2(b);

      DCI shall use its best efforts (i) to preserve intact the business organization of the Company, (ii) to perform or cause to be performed all of its obligations in or under any of such leases, agreements and contracts, (iii) to keep available the services of its current officers and key employees, (iv) to preserve the goodwill of those having business relationships with it, (v) to maintain and keep its properties in as good a repair and condition as presently exists, except for deterioration due to ordinary wear and tear, (vi) to maintain in full force and effect insurance comparable in amount and scope of coverage to that currently maintained by it, (vii) to collect its accounts receivable, (viii) to preserve in full force and effect all leases, operating agreements, easements, rights-of-way, permits, licenses, contracts and other agreements which relate to its assets (other than those expiring by their terms which are not renewable);

      DCI shall not make or agree to make any single capital expenditure or enter into any purchase commitments in excess of $25,000;

      DCI shall perform its obligations under any contracts and agreements to which it is a party or to which its assets are subject, except for such obligations as the DCI in good faith may dispute;

      DCI shall not take any action that would, or that reasonably could be expected to, result in any of the representations and warranties set forth in this Plan becoming untrue or any of the conditions to the Merger set forth in Article VIII not being satisfied;

      DCI shall not (i) amend or terminate any Plan except as may be required by applicable Law, (ii) increase or accelerate the payment or vesting of the amounts payable under any Plan or (iii) adopt or enter into any personnel policy, stock option plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation policy, severance pay plan, policy or agreement, deferred compensation agreement or arrangement, executive compensation or supplemental income arrangement, consulting agreement, employment agreement or any other employee benefit plan, agreement, arrangement, program, practice or understanding (other than the Employee Benefit Plans);

      DCI shall not enter into any agreement or incur any obligation, the terms of which would be violated by the consummation of the transactions contemplated by this Plan;

      DCI shall maintain the listing of its Common Stock on the Principal Market;

      DCI shall file SEC Documents in accordance with the 1934 Act; and

      DCI shall comply with the requirements of Rule 14f-1 with the cooperation of the Stockholder and the Company.

7.3 Consents. Subject to the terms and conditions of this Plan, DCI shall (i) obtain all consents, waivers, approvals, authorizations and orders required in connection with the authorization, execution and delivery of this Plan and the consummation of the Merger; and (ii) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Plan.

7.4 Agreement to Defend. In the event any claim, action, suit, investigation or other proceeding by any Governmental Authority or other Person or other legal or administrative proceeding is commenced that questions the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, whether before or after the Effective Time, DCI agrees to cooperate and use reasonable efforts to defend against and respond thereto.

7.5 Delivery of Certificates. On the Closing Date, DCI will deliver to each holder of certificates which represented Company Common Stock prior to the Effective Time the stock certificates contemplated by Article II of this Plan.

7.6 Certain Tax Matters. DCI shall act as reasonably necessary to assist the Stockholder in preparing its federal and state income tax returns for the Company in accordance with Section 6.11(b) hereof.

7.7 Certificate of Incorporation. DCI shall cause its stockholders to ratify the amendment to its certificate of incorporation which increases the number of authorized shares of Common Stock to 1,000,000,000 and to effect a reverse stock split.

7.8 Access. DCI shall afford the Company's officers, employees, counsel, accountants and other authorized representatives reasonable access, during normal business hours throughout the period prior to the Closing Date, to all its properties, books, contracts, commitments and records and, during such period, DCI shall furnish promptly to the Company any information concerning its business, properties and personnel as the Company may reasonably request; provided, however, that no investigation pursuant to this Section or otherwise shall affect or be deemed to modify any representation or warranty made by DCI pursuant to this Plan.

7.9 Spinoff. Subsequent to the Closing Date, DCI may spin-off assets or a subsidiary as provided in a separate agreement annexed hereto.

7.10 Directors. DCI shall cause up to three directors designated by the Stockholder to be elected to the Board of Directors of DCI to be effective immediately after compliance by DCI with Rule 14f-1 of the 1934 Act and Michael Kang and John W. Combs shall have the right to cause up to two directors to be elected to the Board of Directors of DCI.

7.11 14C and 14f Filings. In the event that the final Schedules 14C and 14f-1 are not filed with the Commission and circulated to the stockholders of DCI within 30 days of the date hereof, then the Company shall have the right to rescind the transactions consummated hereby for a period of 90 days thereafter upon written notice from The Stockholder to DCI, unless such filings are made within ten days after written notice . The Company agrees to cooperate with DCI in connection with such filings and mailings.

7.12 10-K Filing. In the event that the 10-K filing for the year ended October 31, 2001 is not filed on or prior to February 13, 2002, then The Stockholder shall have the right to rescind the transactions consummated hereby unless such filing is made within 10 days after written notice from The Stockholder to DCI and further provided that after such filing the Common Stock of DCI continues to be listed on the NASD Electronic Bulletin Board without any notations for non-compliance with the rules of the NASD Electronic Bulletin Board.

7.13 Rescission. In the event of a rescission under Section 7.11 or Section 7.12, DCI shall transfer all of the capital stock of the Company to the Stockholder and any agreements between the parties pursuant to this Agreement shall be null and void and of no force and effect and no party shall have any further liability hereunder or thereunder.

ARTICLE VIII

CONDITIONS

8.1 Conditions Precedent to Obligation of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

  No Order shall have been entered and remain in effect in any action or proceeding before any Court or Governmental Authority that would prevent or make illegal the consummation of the Merger;

  The Board of Directors of DCI shall have authorized the filing of an amendment to its certificate or incorporation increasing the number of authorized shares of Common Stock to 1,000,000,000 and to effect a reverse stock split;

  On the Closing Date, John Combs and Michael Kang shall deliver to the Stockholder a proxy to vote the shares of Common Stock owned by each of John Combs and Michael Kang in the form of Schedule 8.1(e). Such proxy shall be irrevocable until the amendment of the Certificate of Incorporation is filed and the Stockholder is issued the shares of Common Stock constituting the Purchase Price; and

  On the Closing Date, DCI shall deliver to the Stockholder a resolution of the Board of Directors increasing the Board of Directors to five members and adopting amended and restated by-laws.. The Stockholder shall have the right to designate three members to the Board of Directors to fill such vacancies.

8.2 Additional Conditions Precedent to Obligations of DCI. The obligation of DCI to effect the Merger is also subject to the fulfillment at or prior to the Closing Date of the following conditions:

  The representations and warranties of the Company and the Stockholder contained in this Plan shall be true and correct in all material respects as of the date when made and as of the Closing Date as though such representations and warranties had been made at and as of the Closing Date; all of the terms, covenants and conditions of this Plan to be complied with and performed by the Company and the Stockholder on or before the Closing Date shall have been duly complied with and performed in all respects, and a certificate to the foregoing effect dated the Closing Date and signed by the Chief Executive Officer of the Company and the Stockholder shall have been delivered to DCI, and a copy of the resolutions of the Company's Board of Directors, certified by the Secretary of the Company as of the Closing Date, approving the terms of this Plan and all transactions contemplated hereby shall have been delivered to DCI;

  The Stockholder shall have obtained all consents, waivers and approvals to the Merger and the transactions contemplated thereby required by the terms of any Material Lease or Material Contract;

  DCI shall have received executed representations from the Stockholder stating that the Stockholder has no current plan or intention to sell or otherwise dispose of the DCI Common Stock to be received by it;

  Since the date of this Plan, no material adverse change in the business, condition (financial or otherwise), assets, operations or prospects of the Company and its subsidiaries, taken as a whole, shall have occurred, and the Company shall not have suffered any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of the Company and its subsidiaries, taken as a whole, and DCI shall have received a certificate signed by the Chief Executive Officer of the Company dated the Closing Date to such effect;

  On the Closing Date, the Distribution Agreement annexed hereto as Exhibit C shall be executed and delivered.

8.3 Additional Conditions Precedent to Obligations of the Stockholder. The obligation of the Stockholder to effect the Merger is also subject to the fulfillment at or prior to the Closing Date of the following conditions:

      The representations and warranties of DCI contained in this Plan shall be true and correct in all respects as of the date when made and as of the Closing Date as though such representations and warranties had been made at and as of the Closing Date, all the terms, covenants and conditions of this Plan to be complied with and performed by DCI on or before the Closing Date shall have been duly complied with and performed in all material respects; and a certificate to the foregoing effect dated the Closing Date and signed by a senior corporate officer of DCI shall have been delivered to the Company;

      Since the date of this Plan, no material adverse change in the business, condition (financial or otherwise), assets, operations or prospects of DCI and its subsidiaries, taken as a whole, shall have occurred, and DCI shall not have suffered any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of DCI and its subsidiaries, taken as a whole, and the Company shall have received a certificate signed by the Chief Executive Officer of DCI dated the Closing Date to such effect; and

      DCI shall be listed on the Principal Market and shall not have received any notice of delisting as of the Closing Date.

ARTICLE IX

MISCELLANEOUS

9.1 Intentionally Omitted.

9.2 Termination. This Plan may be terminated and the Merger and the other transactions contemplated herein may be abandoned at any time prior to the Closing:

  by mutual consent of DCI and the Stockholder;

  by either DCI or the Stockholder if a final, unappealable order to restrain, enjoin or otherwise prevent, or awarding substantial damages in connection with, a consummation of the Merger or the other transactions contemplated hereby shall have been entered;

  by DCI if there has been a material breach of any representation, warranty, covenant or other agreement set forth in this Plan by the Stockholders which breach has not been cured within ten (10) Business Days following receipt by the Stockholder of notice of such breach (unless such breach cannot be cured within such time, reasonable efforts have begun to cure such breach prior to the tenth (10th) Business Day and such breach is then cured within thirty (30) days after notice);

  by the Stockholder: if there has been a material breach of any representation or warranty set forth in this Plan by DCI which breach has not been cured within ten (10) Business Days following receipt by DCI of notice of such breach (unless such breach cannot be cured within such time, reasonable efforts have begun to cure such breach prior to the tenth (10th) Business Day and such breach is then cured within thirty (30) Business Days after notice).

9.3 Effect of Termination. In the event of any termination of this Plan pursuant to Section 9.3, the parties hereto shall have no obligation or liability to each other except that the provisions of Sections 6.4, 6.7, 7.1, 7.4 and 9.4 survive any such termination.

9.4 Expenses. Regardless of whether the Merger is consummated, all costs and expenses in connection with this Plan and the transactions contemplated hereby incurred by DCI shall be paid by DCI and all such costs and expenses incurred by the Company and Stockholder shall be paid by the Company and the Stockholde.

9.5 Restrictions on Transfer of DCI Stock. Stockholder, (i) acknowledges that the Common Shares have not been registered under the Securities Act and therefore may not be resold by that Stockholder without compliance with the Securities Act and (ii) covenants that none of said shares of will be offered, sold, assigned, pledged, hypothecated, transferred or otherwise disposed of except after full compliance with all the applicable provisions of the Securities Act and the rules and regulations of the Commission and applicable state securities laws and regulations. All certificates evidencing DCI Common Shares issued pursuant to the Certificate of Merger or upon conversion will bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT, OR SUCH STATE LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

9.6 Intentionally Omitted.

9.7 No Broker. DCI and Stockholder, each represent and warrant to each other that there is no broker or finder involved in the transactions contemplated hereby.

9.8 Waiver and Amendment. Any provision of this Plan may be waived at any time by the party entitled to the benefits thereof. This Plan may not be amended or supplemented at any time, except by an instrument in writing signed on behalf of each party hereto. The waiver by any party hereto of any condition or of a breach of another provision of this Plan shall not operate or be construed as a waiver of any other condition or subsequent breach. The waiver by any party hereto of any of the conditions precedent to its obligations under this Plan shall not preclude it from seeking redress for breach of this Plan other than with respect to the condition so waived.

9.9 Public Statements. The Company, the Stockholder and DCI agree to consult with each other prior to issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by Law as determined by counsel to the Company.

9.10 Assignment. DCI agrees that it will not assign this Plan. Furthermore, neither Stockholder nor the Company may assign this Plan without the prior written consent of DCI.

9.11 Notices. All notices, requests, demands, claims and other communications which are required to be or may be given under this Plan shall be in writing and shall be deemed to have been duly given if (i) delivered in person or by courier, (ii) sent by telecopy or facsimile transmission, answer back requested, or (iii) mailed, by registered or certified mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses:

if to the Company or Stockholder: NetCare Health Services, Inc.

362 Industrial Park, Unit 6

Middletown, CT 06457

RXLTC.com, LLC

c/o Henry Kauftheil

1612 48th Street

Brooklyn, NY 11204

with a copy to: David Lubin, Esq.

Ehrenreich, Eilenberg & Krause

11 East 44th Street, 17th floor

New York, NY 10017

if to DCI or Merger Sub: Digital Commerce International, Inc.

1199 W. Hastings Street, 6th floor

Vancouver, British Columbia V6E 3T5

Canada

with a copy to: Martin C. Licht, Esq.

685 Third Avenue, 21st floor

New York, New York 10017

or to such other address as any party shall have furnished to the other by notice given in accordance with this Section 9.11. Such notices shall be effective, (i) if delivered in person or by courier, upon actual receipt by the intended recipient, (ii) if sent by telecopy or facsimile transmission, when the answer back is received, or (iii) if mailed, upon the earlier of five (5) days after deposit in the mail and the date of delivery as shown by the return receipt therefor. Delivery to the Stockholder's representative identified above of any notice to Stockholder hereunder shall constitute delivery to Stockholder and any notice given by a Stockholder's representative shall be deemed to be notice given by Stockholder.

9.12 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of New York, excluding any choice of law rules that may direct the application of the laws of another jurisdiction.

9.13 Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provision, covenants and restrictions of this Plan shall continue in full force and effect and shall in no way be affected, impaired or invalidated unless such an interpretation would materially alter the rights and privileges of any party hereto or materially alter the terms of the transactions contemplated hereby.

9.14 Counterparts. This Plan may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

9.15 Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

9.16 Entire Plan; Third Party Beneficiaries. This Plan, including the Annexes, Exhibits and the Schedules hereto, constitutes the entire agreement and supersedes all other prior agreements and understandings, both oral and written, among the parties or any of them, with respect to the subject matter hereof (except as contemplated otherwise by this Plan) and neither this Plan nor any document delivered in connection with this, confers upon any Person not a party hereto any rights or remedies hereunder.

9.17 Faward Holdings, Ltd. Any reference to or execution of an instrument by Faward Holdings, Ltd. in any agreement, certificate or instrument in connection with the transactions contemplated by this Agreement is hereby deleted and of no force and effect.

[signature page follows]

IN WITNESS WHEREOF, each of the parties has caused this Plan to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

DIGITAL COMMERCE INTERNATIONAL INC.

By:

Name:

Title:

DIGITAL HEALTHCARE SERVICES, INC.

By:

Name:

Title:

NETCARE HEALTH SERVICES, INC.

By: __________________________________________

Name:

Title:

RXLTC.COM, LLC

By: __________________________________________

Name:

Title:

ANNEX A

SCHEDULE OF DEFINED TERMS

The following terms when used in the Plan shall have the meanings set forth below unless the context shall otherwise require:

"affiliate" means, with respect to any specified Person, any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person.

"Business Day" means any day other than a day on which banks in the State of New York are authorized or obligated to be closed.

"Closing" means a meeting, which shall be held in accordance with Section 2.3, of representatives of the parties to the Plan at which, among other things, all documents deemed necessary by the parties to the Plan to evidence the fulfillment or waiver of all conditions precedent to the consummation of the transactions contemplated by the Plan are executed and delivered.

"Closing Date" means the date of the Closing as determined pursuant to Section 2.3.

"Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

"Company" means NetCare Health Services, Inc. and all predecessor entities and its successors from time to time.

"Company Common Stock" means the issued and outstanding common stock of the Company, as set forth in Section 3.7.

"Company 2000 Balance Sheet" has the meaning set forth in Section 3.8.

"Control" (including the terms "controlled," "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise.

"Court" means any court or arbitration tribunal of the United States, any foreign country or any domestic or foreign state, and any political subdivision thereof.

"Effective Time" has the meaning set forth in Section 2.4.

"Employee Benefit Plans" has the meaning set forth in Section 3.17.

"Environmental Laws" means all federal, state, regional or local statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings, and changes or ordinances or judicial or administrative interpretations thereof, as in effect on the Closing Date, any of which govern or relate to pollution, protection of the environment, public health and safety, air emissions, water discharges, hazardous or toxic substances, solid or hazardous waste or occupational health and safety, as any of these terms are in such statutes, laws, rules, regulations, codes, orders, plans, injunctions, decrees, rulings and changes or ordinances, or judicial or administrative interpretations thereof, including, without limitation, RCRA, CERCLA, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, FIFRA, EPCRA and OSHA.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the Regulations promulgated thereunder.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the Regulations promulgated thereunder.

"GAAP" means accounting principles generally accepted in the United States as in effect from time to time consistently applied by a specified Person.

"Governmental Authority" means any governmental agency or authority (other than a Court) of the United States, any foreign country, or any domestic or foreign state, and any political subdivision thereof, and shall include any multinational authority having governmental or quasi-governmental powers.

"Guarantees" has the meaning set forth in Section 3.11 herein.

"Hazardous Material" means any toxic or hazardous substance, material, or waste, and any other contaminant, pollutant or constituent thereof, whether liquid, solid, semi-solid, sludge and/or gaseous, including, without limitation, chemicals, compounds, metals, by-products, pesticides, asbestos containing materials, petroleum or petroleum products, and polychlorinated biphenyls, the presence of which requires remediation under any Environmental, Health and Safety Laws in effect on the Closing Date, including, without limitation, the United States Department of Transportation Table (49 CFR 172, 101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and any amendments thereto; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, 42 U.S.C. § 9601, et seq. (hereinafter collectively "CERCLA"); the Solid Waste Disposal Act, as amended by the Resource Conversation and Recovery Act of 1976 and subsequent Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. § 6901 et seq. (hereinafter, collectively "RCRA"); the Hazardous Materials Transportation Act, as amended, 49 U.S.C. § 1801, et seq.; the Clean Water Act, as amended, 33 U.S.C. § 1311, et seq.; the Clean Air Act, as amended (42 U.S.C. § 7401-7642); Toxic Substances Control Act, as amended, 15 U.S.C. § 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act as amended, 7 U.S.C. § 136-136y ("FIFRA"); the Emergency Planning and Community Right-to-Know Act of 1986 as amended, 42 U.S.C. § 11001, et seq. (Title III of SARA) ("EPCRA"); the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. § 651, et seq. ("OSHA"); any similar state statute or regulations implementing such statutes, laws, ordinances, codes, rules, regulations, orders, rulings, or decrees, or which has been or shall be determined or interpreted at any time by any Governmental Authority or Court to be a hazardous or toxic substance regulated under any other statute, law, regulation, order, code, rule, order, or decree.

"Intellectual Property" means all patents, trademarks, copyrights and other proprietary rights.

"Law" means all laws, statutes, ordinances, rules and regulations of the United States, any foreign country, or any domestic or foreign state, and any political subdivision or agency thereof, including all decisions of Courts having the effect of law in each such jurisdiction.

"Licenses" means all licenses, certificates, permits, approvals and registrations.

"Lien" means any mortgage, pledge, security interest, adverse claim, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof or the filing of or agreement to give any financing statement under the Law of any jurisdiction.

"Material Contract" has the meaning set forth in Section 3.11.

"Material Leases" has the meaning set forth in Section 3.11.

"Merger" has the meaning set forth in the Recitals.

"Order" means any judgment, order or decree of any federal, foreign, state or local Court or Governmental Authority.

"Plan" means the Amended and Restated Plan of Reorganization made and entered into as of January 31, 2002, by and among DCI, Merger Sub, the Company and the Stockholder, including any amendments thereto and each Annex (including this Annex A), Exhibit and schedule thereto (including the Schedules).

"Person" means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity, but shall not include a Court or Governmental Authority.

"Certificate of Merger" means the Plan and Certificate of Merger made and entered into as of January 31, 2002 by and between Merger Sub and the Company.

"Purchase Price" has the meaning set forth in Section 2.2, after giving effect to any adjustments pursuant to paragraph (b) of Section 2.2.

"Related Party Agreements" has the meaning set forth in Section 3.11.

"Reports" means, with respect to a specified Person, all reports, registrations, filings and other documents and instruments required to be filed by the specified Person with any Governmental Authority.

"Schedules" means all schedules required to be provided under this Plan.

"SEC Documents" means DCI's Form 10-K Report for the year ended October 31, 2000 and Form 10-Q Reports in the quarters ended January 31, 2001, April 30, 2001 and July 31, 2001.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

A "Subsidiary" of a specified Person is any corporation, partnership, limited liability company, joint venture or other legal entity of which the specified Person (either alone or through or together with any other subsidiary) owns, directly or indirectly, 50% or more of the stock or other equity or partnership interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity or of which the specified Person controls the management.

"Tax Returns" means all returns, reports and filings relating to Taxes.

"Taxes" means all taxes, charges, imposts, tariffs, fees, levies or other similar assessments or liabilities, including income taxes, ad valorem taxes, excise taxes, withholding taxes, stamp taxes or other taxes of or with respect to gross receipts, premiums, real property, personal property, windfall profits, sales, use, transfers, licensing, employment, payroll and franchises imposed by or under any Law; and such terms shall include any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any such tax or any contest or dispute thereof.